                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant [X]
Filed by the Party other than the Registrant [_]
Check the appropriate box:

[X]     Preliminary Proxy Statement                                     [_]     Confidential, for Use of
[_]     Definitive Proxy Statement                                              the Commission Only (as
[_]     Definitive Additional Materials                                         permitted by Rule 14a-6(e)(2))
[_]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              AT HOME CORPORATION
                (Name of Registrant as Specified in Its Charter)
                       __________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------


          2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

          4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

          5)  Total fee paid:


          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

              ------------------------------------------------------------------

          2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

          3)  Filing Party:

              ------------------------------------------------------------------

          4)  Date Filed:

              ------------------------------------------------------------------

                                 April 24, 1998

To Our Stockholders:

You are cordially invited to attend the 1998 Annual Meeting of Stockholders of At Home Corporation to be held at the principal executive offices of the Company at 425 Broadway, Redwood City, California 94063 on Wednesday, May 13, 1998 at 3:00 p.m.

The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting of Stockholders and Proxy Statement.

It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

                                        Sincerely,

                                        Thomas A. Jermoluk
                                        Chairman of the Board, President and
                                        Chief Executive Officer

--------------------------------------------------------------------------------

                              AT HOME CORPORATION
                                  425 BROADWAY
                         REDWOOD CITY, CALIFORNIA 94063

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 13, 1998

--------------------------------------------------------------------------------

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of At Home Corporation (the "Company") will be held at the principal executive offices of the Company at 425 Broadway, Redwood City, California 94063 on Wednesday, May 13, 1998 at 3:00 p.m. for the following purposes:

   1. To elect eleven (11) directors of the Company, consisting of two Series A Directors, five Series B Directors, one Series K Director and three Common Stock Directors, to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

      SERIES A DIRECTORS             SERIES B DIRECTORS        SERIES K DIRECTORS      COMMON STOCK DIRECTORS
      ------------------             ------------------        ------------------      ----------------------

      James L. Barksdale             Leo J. Hindery, Jr.       L. John Doerr           Thomas A. Jermoluk
      William R. Hearst III          Bruce W. Ravenel                                  John C. Malone
                                     Brian L. Roberts                                  Edward S. Rogers
                                     Larry E. Romrell
                                     David M. Woodrow

   2. To consider and vote upon a proposal to amend the Company's 1997 Equity Incentive Plan to increase the number of shares of Series A Common Stock reserved for issuance thereunder by 4,975,000 shares.

   3. To consider and vote upon a proposal to amend the Company's 1997 Employee Stock Purchase Plan to increase the number of shares of Series A Common Stock reserved for issuance thereunder by 600,000 shares, from 400,000 shares to 1,000,000 shares.

   4. To consider and vote upon a proposal to amend the Company's Fourth Amended and Restated Certificate of Incorporation.

   5. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 1998.

   6. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 14, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                              By Order of the Board of Directors

                              David G. Pine
                              Secretary

Redwood City, California
April 24, 1998

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

--------------------------------------------------------------------------------

                              AT HOME CORPORATION

                                PROXY STATEMENT

                                 APRIL 24, 1998

--------------------------------------------------------------------------------

                                    GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of At Home Corporation, a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Stockholders of the Company to be held at the principal executive offices of the Company at 425 Broadway, Redwood City, California 94063 on Wednesday, May 13, 1998 at 3:00 p.m. (the "Meeting"). The Company has one class of capital stock outstanding, Common Stock, divided into three series: (i) Series A Common Stock, par value $.01 per share ("Series A Common Stock"); (ii) Series B Common Stock, par value $.01 per share ("Series B Common Stock"); and
(iii) Series K Common Stock, par value $.01 per share ("Series K Common Stock"). Only holders of record of the Series A Common Stock, Series B Common Stock and Series K Common Stock (collectively, the "Common Stock") on March 14, 1998 (the "Record Date") will be entitled to vote at the Meeting. On that date, the Company had 91,651,082 shares of Series A Common Stock, 15,400,000 shares of Series B Common Stock and 11,658,245 shares of Series K Common Stock outstanding and entitled to vote at the Meeting. Except for the election of directors, described below, a majority of the total voting power of the shares of Common Stock represented in person or by proxy will constitute a quorum for the transaction of business at the Meeting. This Proxy Statement and the accompanying proxy will first be mailed to stockholders on or about April 24, 1998.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date, except that holders of Series B Common Stock are entitled to 10 votes for each share held as of the Record Date. All of the outstanding shares of Series B Common Stock are beneficially owned by Tele-Communications, Inc., a Delaware corporation ("TCI").

Holders of Series A Common Stock, voting as a separate series, have the exclusive right to elect two directors (the "Series A Directors") to the Company's Board of Directors (the "Board"). The Series A Directors will be elected by a plurality of the votes of the shares of Series A Common Stock present in person or represented by proxy at the Meeting. One of the Series A Directors must be a person (i) who is not an officer (other than the Vice Chairman) of, or employed by, the Company or its subsidiary and (ii) who is not an affiliate or an associate of Cox Enterprises, Inc., a Delaware corporation ("Cox"), Comcast Corporation, a Pennsylvania corporation ("Comcast"), or TCI, or any of their respective controlled affiliates (other than the Company and its subsidiary). A majority of the shares of Series A Common Stock present in person or represented by proxy at the Meeting will constitute a quorum for the purposes of electing Series A Directors.

Holders of Series B Common Stock, voting as a separate series, have the exclusive right to elect five directors (the "Series B Directors") to the Board. The Series B Directors will be elected by a plurality of the votes of the shares of Series B Common Stock present in person or represented by proxy at the Meeting. A majority of the shares of Series B Common Stock present in person or represented by proxy at the Meeting will constitute a quorum for the purposes of electing Series B Directors.

Holders of Series K Common Stock, voting as a separate series, have the exclusive right to elect one director (the "Series K Director") to the Board. The Series K Director will be elected by a plurality of the votes of the shares of Series K Common Stock present in person or represented by proxy at the Meeting. A majority of the shares of Series K Common Stock present in person or represented by proxy at the Meeting will constitute a quorum for the purposes of electing the Series K Director. A substantial majority of the outstanding shares of Series K Common Stock are beneficially owned by Kleiner Perkins Caufield & Byers ("KPCB").

                                                     Preliminary Proxy Statement

Holders of the Common Stock, voting together as a single class, have the exclusive right to elect four directors (the "Common Stock Directors") to the Board. Common Stock Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. A majority in total voting power of the shares of Common Stock represented in person or by proxy at the Meeting will constitute a quorum for the purposes of electing the Common Stock Directors.

Approval of Proposal Nos. 2, 3, 4 and 5 each require the affirmative vote of a majority in total voting power of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on the proposal. In the event that a broker, bank, custodian, nominee or other record holder of Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered for purposes of determining the number of shares entitled to vote with respect to the particular proposal on which the broker has expressly not voted, but will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions on a Proposal will be counted as votes "against" that Proposal. All votes will be tabulated by the inspector of elections appointed for the Meeting.

Unless otherwise instructed, each valid returned proxy in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors "FOR" the nominees of the Board and "FOR" Proposals No. 2, 3, 4 and 5 described in this Proxy Statement, and, at the proxy holder's discretion, on such other matters, if any, that may come before the Meeting (including any proposal to adjourn the Meeting).

In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the proxy holders may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting.

The expenses of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents, without additional compensation, may also solicit proxies by mail, telephone, facsimile or in person. The Company will request brokers, custodians, nominees and other record holders of the Company's Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.


                            REVOCABILITY OF PROXIES

Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by (i) a writing delivered to the Company stating that the proxy is revoked, (ii) a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting, or (iii) attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                                                     Preliminary Proxy Statement


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

At the Meeting, stockholders will elect a board of twelve directors, consisting of two Series A Directors, five Series B Directors, one Series K Director and four Common Stock Directors, to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. Shares represented by a proxy returned to the Company will be voted for the election of the twelve nominees set forth below, to the extent such shares are entitled to vote for such nominees, unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holders may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director. Each of the eleven nominees currently serves on the Board. See "Certain Relationships and Related Transactions--Transactions with Directors, Executive Officers and 5% Security Holders" for a description of arrangements pursuant to which certain individuals may be selected as directors or nominees.

DIRECTORS/NOMINEES

The names of the nominees, and certain information about them (including their respective terms of service), are set forth below.

SERIES A DIRECTORS/NOMINEES
                                                                                        Director
Name of Nominee                            Age  Principal Occupation                     Since
---------------                            ---  --------------------                    --------

James L. Barksdale (1)                      55  President and Chief Executive Officer      1995
                                                 of Netscape Communications Corporation

William R. Hearst III (1) (2)               48  General Partner, KPCB                      1995


SERIES B DIRECTORS/NOMINEES
                                                                                        Director
Name of Nominee                            Age  Principal Occupation                     Since
---------------                            ---  --------------------                    --------

Leo J. Hindery, Jr. (3)                     50  President and Chief Operating Officer      1997
                                                 of TCI

Bruce W. Ravenel (2) (3) (4)                48  Executive Vice President--Interactive      1995
                                                 Ventures of TCI Communications, Inc.

Brian L. Roberts                            38  President of Comcast                       1996

Larry E. Romrell (3)                        58  Executive Vice President of TCI            1995


David M. Woodrow (2)                        52  Senior Vice President of Broadband         1996
                                                 Services of Cox

                                                     Preliminary Proxy Statement


SERIES K DIRECTOR/NOMINEE


                                                                                        Director
Name of Nominee                            Age  Principal Occupation                     Since
---------------                            ---  --------------------                    --------
L. John Doerr (1) (4)                       46  General Partner, KPCB                     1995



COMMON STOCK DIRECTORS/NOMINEES
                                                                                        Director
Name of Nominee                            Age  Principal Occupation                     Since
---------------                            ---  --------------------                    --------

Thomas A. Jermoluk (1)                      40  Chairman of the Board, President           1996
                                                 and Chief Executive Officer
                                                 of the Company

John C. Malone                              57  Chairman and Chief Executive               1997
                                                 Officer of TCI

Edward S. Rogers                            64  President and Chief Executive Officer      1997
                                                 of Rogers Communications

___________________________

(1)  Member of the .Com Committee
(2)  Member of the Audit Committee
(3)  Member of the Series B Committee
(4)  Member of the Compensation Committee

JAMES L. BARKSDALE has been a director of the Company since August 1995. He has been President and Chief Executive Officer of Netscape Communications Corporation ("Netscape"), an Internet software company, since January 1995. He has served as a director of Netscape since October 1994. From January 1992 to January 1995, Mr. Barksdale served as President and Chief Operating Officer, and, as of September 1994, Chief Executive Officer, of AT&T Wireless Services (formerly, McCaw Cellular Communications, Inc., a cellular telecommunications company). From April 1983 to January 1992, Mr. Barksdale served as Executive Vice President and Chief Operating Officer of Federal Express Corporation ("Federal Express"), an express package delivery company. From 1979 to 1983, Mr. Barksdale served as Chief Information Officer of Federal Express. Mr. Barksdale also held various management positions, including Chief Information Officer, with Cook Industries Inc., during the mid-1970s and was employed by IBM from 1965 to 1972. He holds a B.A. from the University of Mississippi. Mr. Barksdale serves as a director of 3Com Corporation, Harrah's Entertainment, Inc., Robert Mondavi Corp. and Network Computer, Inc.

WILLIAM R. HEARST III has been a director of the Company since August 1995 and has served as Vice Chairman of the Board of Directors since July 1996. He has been a general partner of KPCB, a venture capital firm, since January 1995. From May 1995 to July 1996, he was the founding Chief Executive Officer of the Company. Before joining KPCB, Mr. Hearst was editor and publisher of the San Francisco Examiner for ten years. He is a Fellow of the American Association for the Advancement of Science and a Trustee of the Carnegie Institute of Washington and the California Academy of Sciences. Mr. Hearst holds an A.B. degree in Mathematics from Harvard University.

LEO J.  HINDERY, JR.  has been a director of the Company since October 1997.
Mr. Hindery has served as the President and Chief Operating Officer of TCI, a cable systems company, since March 1997. Mr. Hindery has served as a director of TCI since May 1997 and has served as Chairman of the Board of TCI Music, Inc. since January 1997. Mr. Hindery has served as President and Chief Executive Officer of TCI Communications, Inc. ("TCIC") since March 1997 and has served as President and Chief Executive Officer of TCI Pacific Communications, Inc. ("TCI Pacific") since September 1997. Mr. Hindery has served as a director of TCIC since

                                                     Preliminary Proxy Statement


March 1997, and has served as a director of TCI Pacific since September 1997. In addition, Mr. Hindery is President, Chief Executive Officer and/or a director of many of TCI's subsidiaries. Mr. Hindery was previously founder, Managing General Partner and Chief Executive Officer of InterMedia Partners, a cable TV operator, and its affiliated entities from 1988 until March 1997. Mr. Hindery was a director of DMX Inc. from May 1996 to July 1997. Mr. Hindery is a director of United Video Satellite Group, Inc., a consolidated subsidiary of TCI. Mr. Hindery is also a director of TCI Satellite Entertainment, Inc. and Cablevision Systems Corporation.

BRUCE W. RAVENEL has been a director of the Company since August 1995. Since March 1998, he has served as Executive Vice President--Interactive Ventures of TCIC. From January 1996 to March 1998, he served as President and Chief Executive Officer of TCI.NET, Inc. and Senior Vice President of TCIC, both wholly owned subsidiaries of TCI, where he has been responsible for all Internet-related business activities of TCI. From March 1994 to January 1996, Mr. Ravenel was Senior Vice President and Chief Operating Officer of TCI Technology Ventures, Inc., a division of TCI. From March 1992 to March 1994, he served as Vice President of TCI Technology, Inc., a subsidiary of TCI. Mr. Ravenel holds a B.A. degree in Economics from the University of Colorado.

BRIAN L. ROBERTS has been a director of the Company since August 1996. He has served as President of Comcast, a cable systems company, since February 1990 and as a director of Comcast since 1987. Mr. Roberts also serves as Vice President and a director of Sural Corporation, a privately-held investment company, and he serves on the board of directors of Comcast UK Cable Partners Limited. Mr. Roberts holds a B.S. degree in Economics from the Wharton School of Finance of the University of Pennsylvania.

LARRY E. ROMRELL has been a director of the Company since August 1995. He has served as Executive Vice President of TCI since January 1994 and President and Chief Executive Officer of TCI Technology Ventures, Inc. since September 1994. From 1991 to October 1994, Mr. Romrell was Senior Vice President of TCI. He serves on the boards of directors of General Communication, Inc., Teleport Communications Group, Inc. ("TCG") and United Video Satellite Group, Inc.

DAVID M. WOODROW has been a director of the Company since August 1996. He has served as Senior Vice President of Broadband Services for Cox, a cable systems company, since April 1994. Mr. Woodrow joined Cox in 1982 as Director, Business Development, and was promoted to Western Regional Manager in 1984, to Vice President and General Manager of Cox Cable Santa Barbara, Inc. in 1985 and to Senior Vice President, Operations in 1989. Prior to joining Cox, he was employed by the Technology Components Group of Exxon Enterprises from 1976 to 1982 and by Pitney Bowes, Inc. from 1970 to 1976. Mr. Woodrow serves on the board of directors of TCG and is a director of the Cellular Telephone Industry Association. He holds B.S. and M.S. degrees in Mechanical Engineering from Purdue University and an M.B.A. degree from the University of Connecticut.

L. JOHN DOERR has been a director of the Company since August 1995. He has been a general partner of KPCB, a venture capital firm, since August 1980. He holds Bachelor of Science and Master of Science degrees in electrical engineering and computer science from Rice University and a Masters in Business Administration from Harvard University. He is also a director of Amazon.com, Inc. (an online bookseller), Intuit Inc. (a financial services software company), Macromedia, Inc. (a software company), Netscape, Platinum Software Corporation (a software company), Sun Microsystems, Inc. (a computer and software company) and Shiva Corporation (a networking hardware and software company).

THOMAS A. JERMOLUK has served as Chairman of the Board, President and Chief Executive Officer of the Company since he joined the Company in July 1996. From 1994 to July 1996, he was President, and from 1992 to July 1996 he was Chief Operating Officer, of Silicon Graphics, Inc. ("SGI"), a visual computing company. From 1991 to 1994, Mr. Jermoluk was Executive Vice President of SGI, and, from 1988 to 1991, he was Vice President and General Manager of SGI's Advanced System Division. From October 1993 to August 1996, he was a member of the board of directors of SGI. Prior to joining SGI in 1986, Mr. Jermoluk managed a variety of hardware and software development projects at Hewlett-Packard Company and Bell Laboratories. He serves on the board of directors of Forte Software, Inc. Mr. Jermoluk holds B.S. and M.S. degrees in Computer Science from Virginia Tech.

                                                     Preliminary Proxy Statement


JOHN C. MALONE has been a director of the Company since April 1997. He has served as Chairman and Chief Executive Officer of TCI since November 1996 and was President and Chief Executive Officer of TCI from 1973 through November 1996. Dr. Malone also serves on the boards of directors of Tele-Communications International, Inc., TCI Satellite Entertainment, Inc., BET Holdings, Inc., Discovery Communications, Inc. and the Bank of New York Company, Inc. He holds a B.S. degree in Electrical Engineering and Economics from Yale University and an M.S. degree in Industrial Management and a Ph.D. in Operations Research from Johns Hopkins University.

EDWARD S. ROGERS has been a director of the Company since April 1997. He has served as President and Chief Executive Officer and as a director of Rogers Communications, Inc. a telecommunications company, since 1979 and as Acting President and Chief Executive Officer of Rogers Cablesystems Limited, a cable company and a wholly owned subsidiary of Rogers Communications, since April 1996. Mr. Rogers founded Rogers Cable TV (now Rogers Cablesystems Limited) in 1967, Rogers Radio Broadcasting Limited (now Rogers Broadcasting Limited) in 1969 and Cantel, Inc. (now Rogers Cantel, Inc.) in 1983 and has served in various management positions with Rogers-related entities during the last 30 years. Mr. Rogers serves on the boards of directors of Rogers Cantel Mobile Communications Inc. and the Toronto-Dominion Bank. He holds a B.A. in Political Science and Economics from the University of Toronto and an LL.B from Osgoode Hall Law School.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

BOARD COMPOSITION AND PROCEDURES

The Board consists of 12 directors. Under the Company's Certificate of Incorporation, the holders of the Series B Common Stock, all of which are owned by a subsidiary of TCI, have the right to elect the five Series B Directors.
TCI has designated Messrs. Hindery, Ravenel and Romrell as Series B Directors. Subject to certain conditions, TCI has also agreed to elect one representative designated by Comcast and one representative designated by Cox as Series B Directors. Mr. Roberts is the current representative of Comcast, and Mr. Woodrow is the current representative of Cox. The holders of the Series K Common Stock, the substantial majority of which is controlled by KPCB, have the right to elect the Series K Director, who is currently Mr. Doerr. So long as the holders of Series B Common Stock or Series K Common Stock are entitled to elect any Series B Director or any Series K Director, the holders of Series A Common Stock have the right to elect the Series A Directors. Messrs. Barksdale and Hearst are the current Series A Directors. TCI, Comcast and Cox own approximately 34%, 16% and 16% respectively, of the outstanding Series A Common Stock, and TCI together with either Comcast or/and Cox has the ability to elect both of the Series A Directors. The remaining directors are elected by the holders of the Common Stock voting together as a single class. Since TCI holds more than 50% of the outstanding voting power of the Company's capital stock, it has the power to elect all of these directors. However, TCI, Comcast, Cox and KPCB have agreed to vote for the election of the Chief Executive Officer of the Company and a representative of Cablevision to the Board. Subject to certain conditions, TCI, Comcast and Cox have also agreed to vote for the election to the Board of one representative jointly designated by Rogers and Shaw Cablesystems Ltd. ("Shaw"), who is currently Mr. Rogers. TCI has elected Dr. Malone to the remaining position on the Board. In addition, the Certificate of Incorporation provides that, so long as TCI owns at least 7,700,000 shares of Series B Common Stock and securities representing a majority of the outstanding voting power of the Company, there will be a committee of the Board consisting of those Series B Directors who are officers, directors or employees of TCI or any subsidiary of TCI (the "Series B Committee"), which shall have the sole power, exercisable at any time, to increase the size of the Board to up to 17 directors and to fill any vacancies created by such an increase. Since four of the 12 current directors are officers of TCI or a subsidiary of TCI and TCI has the power, without a meeting of the stockholders, to increase the size of the Board to up to 17 directors and appoint additional members of the Board, TCI has the power to appoint a majority of the Board at any time.

Under the Certificate of Incorporation, all actions of the Board must be approved by (i) a majority of the members of the Board present at a meeting at which a quorum is present or unanimous written consent of all members of the Board and (ii) so long as TCI owns at least 7,700,000 shares of Series B Common Stock and securities representing a majority of the outstanding voting power of the Company, a majority of the Series B Directors. Accordingly, because TCI has the right to elect three of the five Series B Directors, TCI has the power to prevent the Board from

                                                     Preliminary Proxy Statement


taking any action that is not approved by its designated Series B Directors. In addition, to the extent that TCI exercises its power to elect a majority of the entire Board, TCI will be able to control all Board decisions, subject to the supermajority and unanimous vote requirements and other limitations discussed below.

In addition, certain actions of the Board require the approval of at least 75% (currently five of six) of the total number of Series B and Series K Directors ("Supermajority Approval"), and certain other actions of the Board require the unanimous approval of all of the Series B and Series K Directors. Accordingly, with the current composition of the Board, actions that require Supermajority Approval cannot be taken without the approval of the Series B Directors designated by TCI and at least two of the three directors designated by Comcast, Cox and KPCB, and actions that require unanimous approval cannot be taken without the approval of all three of such directors and the Series B Directors designated by TCI.

The Company actions that require Supermajority Approval by the Series B and Series K Directors are: (i) a merger, consolidation or other business combination; (ii) the acquisition of assets having a value greater than 20% of the value of the Company's assets; (iii) the disposition of assets having an aggregate value greater than 50% of the value of the Company's assets; (iv) the acquisition by the Company of assets in exchange for capital stock that would constitute more than 16% % of its fully diluted shares (other than a sale of stock solely for cash); (v) the appointment or removal of the Chief Executive Officer; (vi) voluntary dissolution or liquidation or the initiation of voluntary bankruptcy proceedings; (vii) any amendment of the Certificate of Incorporation or Bylaws of the Company other than the filing of a Certificate of Designation establishing a series of Preferred Stock that does not have certain specified special voting rights; (viii) the creation or issuance of any additional class or series of capital stock having more than one vote per share or entitled to vote as a separate class or series on any matter subject to certain exceptions; (ix) any increase in the number of shares reserved for issuance to management of the Company in excess of 16,000,000 shares plus an amount equal to the greater of (a) 7.5% of the number of shares issued by the Company after August 1, 1996 or (b) 4% per year of the total fully diluted shares outstanding on August 1, 1996; (x) the declaration of dividends on or certain repurchases of Common Stock, (xi) the adoption of any budget for the Company that does not provide for a substantially pro rata rollout of the Company's services to TCI, Comcast and Cox in proportion to the number of qualifying homes passed made available by them to the Company and (xii) the appointment of any directors to the .Com Committee other than the current members of the .Com Committee.

The Company actions that require unanimous approval by the Series B and Series K Directors are: (i) any amendments to or modifications of the actions requiring supermajority or unanimous approval of the Series B and Series K Directors; (ii) any increase in the number of Series B or Series K Directors; (iii) any modifications of the rights of the holders of Series B or Series K Common Stock to designate and elect directors; (iv) the appointment of any directors to the
 .Com Committee other than the Chief Executive Officer, the other directors who are currently members of the .Com Committee and any additional directors elected to the .Com Committee by supermajority vote; and (v) any amendment to the specifications and standards for the @Home service that would require the operator facilities of any affiliate of TCI, Comcast or Cox to be capable of distributing or providing streaming video transmissions that include video segments longer than ten minutes in duration.

The Certificate of Incorporation specifies certain requirements for the approval of certain transactions between the Company and any holder of more than 5% of the voting power of the Company or any affiliate of such holder. First, such a related party transaction must be approved by a majority of the members of the Board present at a meeting for which the notice sets forth the related party transaction and a reasonably detailed description of the matter, or by unanimous written consent of the Board following such a meeting. In addition, so long as the holders of Series B Common Stock are entitled to elect a Series B Director, the related party transaction must also be approved either (i) by a majority of the Series B and Series K Directors who are disinterested with respect to the transaction and by a majority of all Series B Directors regardless of whether they are disinterested with respect to the transaction or (ii) by all of the Series B Directors regardless of whether they are disinterested with respect to the transaction. These requirements do not apply to (i) transactions involving an aggregate amount less than $1,000,000 that are entered into in the ordinary course of business on arms'-length terms, (ii) the entering into of LCO Agreements and other agreements for the provision of ancillary or related services that are on terms no more favorable to the related party than the terms of similar agreements then currently offered by the Company to affiliates of each other Principal Cable Stockholder without regard to size, identity or ownership of securities of the

                                                     Preliminary Proxy Statement


Company, (iii) the entering into or performance under any .Com Agreement or Promotional Agreement discussed below or (iv) any actions taken by the Series B Committee.

 .COM COMMITTEE

The Company's Certificate of Incorporation establishes a committee of the Board referred to as the ".Com Committee" consisting of the Chief Executive Officer of the Company and the other members of the Board who are not affiliated with TCI, Comcast, Cox and Cablevision (currently Messrs. Jermoluk, Barksdale, Doerr and Hearst) to review and approve certain content and promotional agreements (''.Com Agreements'' and ''Promotional Agreements'') between the Company and content providers that are affiliates of TCI, Comcast or Cox. It is the Company's policy to maintain a position of openness and non-exclusion with regard to entering into such agreements and that such content providers will not be unfairly advantaged or disadvantaged in their ability to obtain carriage or promotion on the Company's services by reason of their relationship with TCI, Comcast or Cox. Accordingly, any .Com Agreement or Promotional Agreement between the Company and any affiliate of TCI, Comcast or Cox may be approved by any one of three methods, to be chosen by TCI, Comcast or Cox, as applicable:
(i) by the authorized officers of the Company on the Company's standard terms and conditions, (ii) by a majority of the .Com Committee or (iii) by a majority of the entire Board including all of the Series B Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation Committee was formed in July 1996 to review and approve the compensation and benefits for the Company's key executive officers, administer the Company's stock purchase and stock option plans and make recommendations to the Board regarding such matters. The Compensation Committee is currently composed of Messrs. Ravenel and Doerr. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. In 1997, Mr. Ravenel was an executive officer for the division of TCI with which the Company conducts business. See "Certain Relationships and Related Transactions" for a description of the Company's relationship and transactions with TCI.

AUDIT COMMITTEE

The Board has established an Audit Committee to meet with and consider suggestions from members of management, as well as the Company's independent accountants, concerning the financial operations of the Company. The Audit Committee also has the responsibility to review audited financial statements of the Company and consider and recommend the employment of, and approve the fee arrangements with, independent accountants for audit functions. Messrs. Hearst, Ravenel and Woodrow are the members of the Audit Committee.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

During the year ended December 31, 1997, the Board met ten times and acted by written consent two times, the Compensation Committee met two times and acted by written consent seven times, the Audit Committee met one time, the Series B Committee acted by written consent one time, and the .Com Committee did not meet or act by written consent. None of the nominees for director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors (held during the period for which he was a director) and the total number of meetings held by all committees of the Board of Directors on which he served (held during the period that he served) except for Messrs. Malone, Roberts and Romrell.

                                                     Preliminary Proxy Statement


                                 PROPOSAL NO. 2
              APPROVAL OF AMENDMENT TO 1997 EQUITY INCENTIVE PLAN

Stockholders are being asked to approve an amendment to the 1997 Equity Incentive Plan to provide for an increase in the number of shares of Series A Common Stock reserved for issuance thereunder by 4,975,000. The Board believes that adding shares to the 1997 Equity Incentive Plan is in the best interests of the Company because it will permit the Company to attract and retain employees by providing them with appropriate equity incentives. The 1997 Equity Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

Set forth below is a summary of the principal features of the 1997 Equity Incentive Plan. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within three business days of receipt of such request, a copy of the 1997 Equity Incentive Plan. Any such request should be directed as follows:
Secretary, At Home Corporation, 425 Broadway Street, Redwood City, California 94063; telephone number (650) 569-5000; facsimile (650) 569-5100.

History of the 1997 Equity Incentive Plan and Termination.  In May 1997, the
---------------------------------------------------------
Board adopted and in July 1997 the stockholders approved the 1997 Equity Incentive Plan, which became effective on July 11, 1997 and serves as the successor to the Company's 1996 Incentive Stock Option Plan and 1996 Incentive Stock Option Plan No. 2 (collectively, the "Prior Plans"). On August 1, 1997, the number of shares reserved for issuance under the 1997 Equity Incentive Plan automatically increased by 4,200,000 shares. As of March 14, 1998, options to purchase 3,426,235 shares of Series A Common Stock were outstanding, options to purchase 12,970,040 shares of Series A Common Stock had been exercised, and there were 3,403,725 shares of Series A Common Stock available for issuance but not subject to outstanding options under the 1997 Equity Incentive Plan. The 1997 Equity Incentive Plan will terminate in May 2007, unless sooner terminated by the Board.

Shares Subject to the 1997 Equity Incentive Plan.  The total number of shares of
------------------------------------------------
Series A Common Stock reserved for issuance under the 1997 Equity Incentive Plan is 20,200,000 less: (a) the total number of shares issued by the Company under
(i) restricted stock purchase agreements entered into prior to the effective date of the 1997 Equity Incentive Plan with employees, officers, directors, consultants, independent contractors or advisors of the Company and (ii) the Prior Plans pursuant to the exercise of options granted on or before the effective date of the 1997 Equity Incentive Plan; (b) shares that are issuable as of the effective date of the 1997 Equity Incentive Plan upon exercise of options granted under the Prior Plans; and (c) shares issued as of any date under the Company's 1997 Employee Stock Purchase Plan. The 1997 Equity Incentive Plan authorizes the award of options, restricted stock and stock bonuses (each an "Award"). Shares will again be available for grant and issuance under the 1997 Equity Incentive Plan if they: (x) are issuable upon exercise of an option granted under the Prior Plans or under the 1997 Equity Incentive Plan that cease to be subject to such option for any reason other than exercise of such option; (y) are subject to an award granted under restricted stock purchase agreements entered into prior to the effective date of the 1997 Equity Incentive Plan with employees, officers, directors, consultants, independent contractors or advisors of the Company, the Prior Plans, or the 1997 Equity Incentive Plan, that are forfeited or are repurchased by the Company at the original issue price; or (z) are subject to any other award granted under the Prior Plans or under the 1997 Equity
Incentive Plan that otherwise terminates without shares being issued.

Plan Administration.  The 1997 Equity Incentive Plan is administered by a
-------------------
committee appointed by the Board, currently the Compensation Committee, which presently consists of Messrs. Doerr and Ravenel, both of whom are non-employee directors under applicable federal securities laws and "outside directors" as defined under applicable federal tax laws. The committee has the authority to construe and interpret the 1997 Equity Incentive Plan and any agreement made thereunder, grant Awards and make all other determinations necessary or advisable for the administration of the 1997 Equity Incentive Plan. The members of the Compensation Committee do not receive any compensation for administering the 1997 Equity Incentive Plan. The Company bears all expenses in connection with administration of the 1997 Equity Incentive Plan.

                                                     Preliminary Proxy Statement


Eligibility. The 1997 Equity Incentive Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code and nonqualified stock options ("NQSOs"). ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any parent or subsidiary of the Company, provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction ("Eligible Service Providers"). No person will be eligible to receive more than 1,000,000 shares in any calendar year pursuant to Awards under the 1997 Equity Incentive Plan other than a new employee of the Company, who will be eligible to receive no more than 2,000,000 shares in the calendar year in which such employee commences employment. Opportunities to purchase shares of the Company's Series A Common Stock ("Restricted Stock Awards"), and awards of shares of the Company's Series A Common Stock ("Stock Bonuses"), either of which may be subject to a right of repurchase in favor of the Company or other restrictions on ownership or transfer, may be given to Eligible Service Providers. The administrator of the 1997 Equity Incentive Plan has the authority to determine the restrictions applied to the stock. The sum of (i) Restricted Stock Awards, (ii) Stock Bonuses and (iii) options with an exercise or purchase price below fair market value issued under the 1997 Equity Incentive Plan may not exceed 20% of the total number of shares reserved for issuance under the 1997 Equity Incentive Plan as of any date.

Terms of the Options.
--------------------

  .  Vesting.  Options under the 1995 Plan generally become exercisable or vest
     -------
     over a four-year period.

  .  Expiration Date.  The maximum term of options granted under the 1997 Equity
     ---------------
     Incentive Plan is ten years.

  .  Exercise Price.  The exercise price of ISOs must be at least equal to the
     --------------
     fair market value of the Company's Series A Common Stock on the date of grant. (The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value.) The exercise price of NQSOs must be at least equal to 85% of the fair market value of the Company's Series A Common Stock on the date of grant.

  .  Option Exercise and Payment Alternatives.  To exercise an option, the
     ----------------------------------------
     optionee must deliver to the Company an executed Stock Option Exercise Agreement and full payment for the shares being purchased. Payment may be made: (i) in cash; (ii) by surrender of fully paid shares of Series A Common Stock; (iii) where permitted by applicable law and approved by the Board, by tender of a full recourse promissory note having such terms as determined by the Board; (iv) by waiver of compensation due or accrued to an optionee for services rendered; (v) by cancellation of indebtedness of the Company to the optionee; (vi) through a "same day sale"; (vii) through a "margin commitment"; or (viii) through any combination of the foregoing where approved by the Board.

  .  Nontransferability of Options.  Options granted under the 1997 Equity
     -----------------------------
     Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee.

  .  Termination of Employment.  Options granted under the 1997 Equity Incentive
     -------------------------
     Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate one month after termination for cause. Options cease vesting on the date of death or termination of service.

  .  Modification and Adjustment of Options.  If the number of outstanding
     --------------------------------------
     shares of Series A Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares of Series A Common Stock available for Awards under the 1997 Equity Incentive Plan and the number of shares and the exercise price per share for each outstanding option will be proportionately adjusted, subject to any required action by the Board or stockholders of the Company.

                                                     Preliminary Proxy Statement


  .  Change in Control.  If the Company is acquired under certain circumstances,
     -----------------
     any or all outstanding Awards may be assumed or replaced by the successor corporation. If Awards are not assumed or replaced, the vesting of such Awards will accelerate and all outstanding options will become exercisable in full prior to the consummation of the transaction. Any options not exercised prior to the transaction will expire.

Federal Income Tax Information

THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 1997 EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1997 EQUITY INCENTIVE PLAN.

  .  Incentive Stock Options.  A participant will recognize no income upon grant
     -----------------------
     of an ISO and incur no tax on its exercise (unless the participant is subject to the alternative minimum tax ("AMT")). If the participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize medium-term or long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  . If the participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term, medium-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the participant.

  .  Alternative Minimum Tax.  The difference between the fair market value of
     -----------------------
     the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

  .  Nonstatutory Stock Options.  A participant will not recognize any taxable
     --------------------------
     income at the time a NQSO is granted. However, upon exercise of a NQSO, the participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price. The included amount must be treated as ordinary income by the participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the participant's salary). Upon resale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

                                                     Preliminary Proxy Statement


  .  Tax Treatment of the Company.  The Company generally will be entitled to a
     ----------------------------
     deduction in connection with the exercise of a NQSO by a participant to the extent that the participant recognizes ordinary income and the Company withholds tax. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA. The 1997 Equity Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").
                                                         -----

The approval of the amendment to the 1997 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the total voting power of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN.


                  PROPOSAL NO.  3 -- APPROVAL OF AMENDMENT TO
                       1997 EMPLOYEE STOCK PURCHASE PLAN

Stockholders are being asked to approve an amendment to the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Series A Common Stock reserved for issuance under the Purchase Plan by 600,000 shares, from 400,000 shares to 1,000,000 shares. The Board believes that adding shares to the Purchase Plan is in the best interests of the Company because it will permit the Company to attract and retain employees by providing them with appropriate equity incentives. The Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability as it is available to all full time employees.

Set forth below is a summary of the principal features of the Purchase Plan.
The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within three business days of receipt of such request, a copy of the 1997 Purchase Plan. Any such request should be directed as follows: Secretary, At Home Corporation, 425 Broadway Street, Redwood City, California 94063; telephone number (650) 569-5000; facsimile (650) 569-5100.

History of the Purchase Plan and Termination.  In May 1997, the Board adopted
--------------------------------------------
and in July 1997 the stockholders approved the Purchase Plan and reserved a total of 400,000 shares of the Company's Series A Common Stock for issuance thereunder. The number of shares available under the Purchase Plan may be reduced if such shares are first issued under the 1997 Equity Incentive Plan. The Purchase Plan became effective on July 11, 1997. The Purchase Plan will continue until the earliest to occur of (i) its termination by the Board, (ii) issuance of all shares of Series A Common Stock reserved for issuance under the Purchase Plan or (iii) May 14, 2007.

Purpose.  The Purchase Plan has been established to provide employees of the
-------
Company and its subsidiaries designated by the Board as eligible to participate in the Purchase Plan ("Participating Employees") with a convenient means of acquiring an equity interest in the Company, to enhance such employees' sense of participation in the affairs of the Company and to provide an incentive for continued employment. The Purchase Plan accomplishes this purpose by permitting Participating Employees to purchase from the Company shares of Series A Common Stock of the Company at a discount from the market price and to pay for such shares through payroll deductions.

Number of Shares.  The maximum member of shares that currently may be issued
----------------
under the Purchase Plan is 550,000 shares. If the Company's stockholders adopt this Proposal, the maximum number of shares that may be issued under the Purchase Plan will be 1,000,000 shares.


Administration.  The Purchase Plan is administered by a committee appointed by
--------------
the Board, currently the Compensation Committee, which presently consists of Messrs. Doerr and Ravenel, both of whom are non-employee

                                                     Preliminary Proxy Statement


directors under applicable federal securities laws and "outside directors" as defined under applicable federal tax laws. The Compensation Committee has the authority to construe and interpret the Purchase Plan. The members of the Compensation Committee do not receive any compensation for administering the Purchase Plan. The Company bears all expenses in connection with administration of the Purchase Plan.

Eligibility.  All employees of the Company, or any parent or subsidiary, are
-----------
eligible to participate in an Offering Period (as defined below) under the Purchase Plan, except the following:

               (a) employees who are not employed by the Company 15 days before the beginning of such Offering Period;

               (b) employees who are customarily employed for less than 20 hours per week;

               (c) employees who are customarily employed for less than five months in a calendar year; and

               (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

As of March 14, 1998, approximately 350 persons were eligible to participate in the Purchase Plan and 117,027 shares had been issued pursuant to the Purchase Plan. As of that date, 432,973 shares were available for future issuance under the Purchase Plan, not including the proposed amendment to the Purchase Plan.
As of March 14, 1998, the last trading day prior to the Record Date, the closing price of the Company's Series A Common Stock on Nasdaq was $35.75 per share.

Participating Employees participate in the Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary or wages, bonuses, overtime and commissions, including any deductions authorized for plans under Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

Offering Period.  Except for the first offering, each offering under the
---------------
Purchase Plan will be for a period of 24 months (the "Offering Period") and will consist of four six-month purchase periods (each a "Purchase Period"). The first Offering Period began on July 11, 1997 and will end on August 14, 1999. Offering Periods thereafter will begin on February 15 and August 15 of each succesive year. Each Offering Period generally consists of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the Participating Employees are accumulated under the Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Purchase Period is the "Purchase Date" for such Purchase Period.

Participating Employees will participate in the Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of

                                                     Preliminary Proxy Statement


payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period. Participating Employees may not purchase more than (i) 1,000 shares on a single Purchase Date or (ii) twice the number of shares the Participating Employee would have been eligible to purchase at 85% of the market price of a share on the Offering Date if the market price of a share on the Purchase Date drops to less than one-half of the market price on the Offering Date. If the number of shares calculated for purchase on a Purchase Date exceeds the number of shares available for issuance under the Purchase Plan, the Company will make a pro rata allocation of the shares among Participating Employees.

Purchase Price.  The purchase price of shares that may be acquired in any
--------------
Purchase Period under the Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Series A Common Stock is deemed to be the closing price of the Series A Common Stock on Nasdaq on the date of determination as reported in The Wall Street Journal, except that the fair market value of a share of the Series A Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Series A Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Series A Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

Purchase of Stock Under the Purchase Plan.  The number of whole shares a
-----------------------------------------
Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period. If a Participating Employee is limited for any reason in the number of shares he or she can purchase on a given Purchase Date, any amount remaining in the Participating Employee's account will be refunded without interest after the end of the Purchase Period.

Withdrawal.  A Participating Employee may withdraw from any Offering Period.
----------
Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

Amendment of the Purchase Plan.  The Board may at any time amend, terminate or
------------------------------
extend the term of the Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan; or (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Federal Income Tax Information.  THE FOLLOWING IS A GENERAL SUMMARY AS OF THE
------------------------------
DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE PURCHASE PLAN.

The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

                                                     Preliminary Proxy Statement


Tax Treatment of the Participating Employee.  Participating Employees will not
-------------------------------------------
recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as medium-term or long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a medium-term or long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

Tax Treatment of the Company.  The Company will be entitled to a deduction in
----------------------------
connection with the disposition of shares acquired under the Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

ERISA.  The Purchase Plan is not subject to any of the provisions of ERISA nor
-----
is it qualified under Section 401(a) of the Code.


The approval of the amendment to the Purchase Plan requires the affirmative vote of the holders of a majority of the total voting power of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE PURCHASE PLAN.


            PROPOSAL NO. 4 -- APPROVAL OF AMENDMENT TO THE COMPANY'S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Company's Fourth Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") currently provides that certain increases in the number of shares of Series A Common Stock issued or reserved for issuance to management of the Company must be approved by Supermajority Approval of the Board. The Board has adopted an amendment to the Certificate of Incorporation, subject to stockholder approval, which results in certain technical changes in the manner in which such increases are calculated. These changes effectively provide that annual increases in the number of shares of Series A Common Stock issued or reserved for issuance to employees and management of the Company that do not exceed 4% of the fully diluted equity of the Company will not require Supermajority Approval.

                                                     Preliminary Proxy Statement


The Board of Directors has adopted a resolution setting forth the proposed amendment to the Certificate of Incorporation. The following is the text of the proposed amendment.

"Article V, Section B, paragraph 4(a)(9) is hereby amended to read in its entirety as follows:

        (9) Any increase during a calendar year in the total number of shares of Series A Common Stock issued to, and reserved for issuance to, management (including shares reserved for issuance upon exercise of options, warrants or other rights) pursuant to all incentive compensation plans (collectively, the "Management Stock Plan") where the total of all such increases during that
 ---------------------
calendar year (including the proposed increase which is the subject of consideration) would exceed the Maximum Amount (as defined below) for such calendar year. The "Maximum Amount" for any calendar year equals

             (i) 0.04 multiplied by the number of shares of Common Stock outstanding on a fully diluted basis, assuming the issuance of all shares reserved for issuance in the Management Stock Plan prior to such increase and the assumed issuance of shares upon the exercise of all other outstanding options, warrants and other rights to acquire shares, as of the close of business on December 31 of the immediately preceding calendar year (the "Base Date"); plus
        ----

             (ii) the excess, if any, of

                  (x) the Maximum Amount calculated as of the close of business on December 31 of the calendar year immediately preceding the Base Date, over

                  (y) the total number of shares (A) added to the reserve under the Management Stock Plan in the calendar year in which the Base Date occurs plus (B) issued under the Management Stock Plan in the calendar year in which the Base Date occurs (other than any shares which had been previously reserved prior to the calendar year in which the Base Date occurs and are subsequently issued in the calendar year in which the Base Date occurs)."

The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the total voting power of the shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


                                 PROPOSAL NO. 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed Ernst & Young LLP as its independent auditors to perform the audit of the Company's financial statements for the 1998 fiscal year, and the stockholders are being asked to ratify such appointment. Ernst & Young LLP have served as the Company's independent auditors since April 1, 1997 and have audited all financial statements of the Company since the Company's inception. Representatives of Ernst & Young LLP will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to questions.

Effective April 1, 1997, the Company selected Ernst & Young LLP as its principal independent auditors to replace KPMG Peat Marwick LLP. The decision to change independent auditors was approved by the Board. In connection with the audit for the period from March 28, 1995 (inception) to December 31, 1995, and the subsequent interim periods through April 1, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused them to make reference to the matter in their report. The report of KPMG Peat Marwick LLP on the consolidated financial statements of the Company

                                                     Preliminary Proxy Statement


for the period from March 28, 1995 (inception) to December 31, 1995 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                                     Preliminary Proxy Statement



                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of March 14, 1998 for: (i) each shareholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) the Chief Executive Officer and each of the Company's five other most highly compensated executive officers at December 31, 1997 ( collectively, the "Named Executive Officers");
(iii) each of the Company's directors; and (iv) all current directors and executive officers of the Company as a group. Unless otherwise noted, the address of each named beneficial owner is that of the Company.


                                         Number of Shares                                      Voting
                                     Beneficially Owned (1)            Percentage of       Percentage of
                               ----------------------------------      Common Stock        All Series of
Name of Beneficial Owner        Series A    Series B    Series K    Beneficially Owned      Common Stock
-----------------------------  ----------  ----------  ----------  --------------------  ------------------
TCI  (2)                       31,098,000  15,400,000                        39.2%               71.9%
 Leo J. Hindery, Jr.
 John C. Malone
 Bruce W. Ravenel
 Larry E. Romrell
Cox (3)                        14,567,050                                    12.3%                5.6%
 David M. Woodrow
Comcast (4)                    14,559,800                                    12.3%                5.6%
 Brian L. Roberts
KPCB (5)                          690,286               9,658,245             8.7%                4.0%
 L. John Doerr
 William R. Hearst III
Cablevision (6)                10,946,936                                     8.4%                4.1%
Thomas A. Jermoluk (7)          3,001,000               1,000,000             3.4%                1.6%
Rogers (8)                      1,500,000                                     1.3%                  *
 Edward S. Rogers
Milo S. Medin (9)                 601,000                                       *                   *
Kenneth A. Goldman (10)           551,000                                       *                   *
Netscape (11)                     517,715                                       *                   *
 James L. Barksdale
Dean A. Gilbert (12)              490,924                                       *                   *
David P. Bagshaw (13)             476,000                                       *                   *
Donald P. Hutchison (14)          426,000                                       *                   *
All directors and executive    80,057,711  15,400,000  10,658,245            81.8%               91.2%
 officers as a group

 (20 persons) (15)

*Less than 1% of the Company's outstanding Common Stock

(1) Percentage ownership is based on 118,709,327 shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. All shares subject to options and warrants exercisable within 60 days after the Record Date are deemed to be beneficially owned by the person or entity holding such options or warrants and to be outstanding solely for calculating such person's or entity's percentage ownership.

(2) Represents 31,060,000 shares of Series A Common Stock and 15,400,000 shares of Series B Common Stock held by TCI Internet Holdings, Inc., a wholly owned subsidiary of TCI, and 23,000, 5,000 and 10,000 shares of Series A Common Stock held by Messrs. Malone, Ravenel and Romrell, respectively. Messrs. Hindery, Malone, Ravenel and Romrell are officers of TCI or its affiliates. Messrs. Hindery, Ravenel and Romrell serve as TCI's designees as Series B Directors of the Company. The address of TCI and Messrs. Hindery, Malone, Ravenel and Romrell is TCI, 5619 DTC Parkway, Englewood, Colorado 80111.

                                                     Preliminary Proxy Statement

(3) Represents 14,557,300 shares of Series A Common Stock held by Cox @Home, Inc., a wholly owned subsidiary of Cox, and 9,750 shares of Series A Common Stock held by Mr. Woodrow. Mr. Woodrow is the Senior Vice President of Broadband Services of Cox and serves as its designee as a Series B Director. The address of Cox and Mr. Woodrow is Cox @Home, Inc., 1400 Lake Hearn Drive, Atlanta, Georgia 30319.

(4) Represents 14,557,300 shares of Series A Common Stock held by Comcast PC Investments, Inc., a wholly owned subsidiary of Comcast, and 2,500 shares of Series A Common Stock held by Mr. Roberts. Mr. Roberts is the President of Comcast and serves as its designee as a Series B Director. The address of Comcast and Mr. Roberts is Comcast, 1500 Market Street, 35 th Floor, Philadelphia, Pennsylvania 19102.

(5) Represents 9,336,305 shares of Series K Common Stock held by Kleiner Perkins Caufield & Byers VII ("KPCB VII"), 321,940 shares of Series K Common Stock held by KPCB Information Sciences Zaibatsu Fund II ("KPCB Info.") and 505,422 and 184,864 shares of Series A Common Stock held by Messrs. Hearst and Doerr respectively. Of the shares of Series A Common Stock reported for Mr. Doerr, 66,735 are held in trusts for which Mr. Doerr disclaims beneficial ownership except to the extent of any indirect pecuniary interest therein. Messrs. Hearst and Doerr, directors of the Company, are general partners of KPCB, which is the general partner of the general partner of KPCB VII and KPCB Info. Mr. Doerr serves as the Series K Director on the Board. Mr. Hearst is Vice Chairman of the Board. The address of KPCB, KPCB VII, KPCB Info. and Messrs. Doerr and Hearst is Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, California 94025.

(6) Represents warrants to purchase 10,946,936 shares of Series A Common Stock. Of these shares, 10,231,298 are immediately exercisable and the balance will become exercisable as and to the extent certain Connecticut cable systems are transferred from TCI and its controlled affiliates. See, "Certain Relationships and Related Transaction, 1997 Warrant Issuance to Cablevision."

(7) Mr. Jermoluk is Chairman, President and Chief Executive Officer of the Company. Of these shares, 2,416,667 are subject to repurchase at March 14, 1998.

(8) Represents 1,500,000 shares held by Rogers, a wholly owned subsidiary of Rogers Communications, Inc. Mr. Rogers is the President and Chief Executive Officer of Rogers Communications, Inc. and the designee of Rogers and Shaw on the Board.

(9) Mr. Medin is Senior Vice President and Chief Technology Officer of the Company. Of these shares, 186,660 are subject to repurchase at March 14, 1998.

(10) Mr. Goldman is Senior Vice President and Chief Financial Officer of the Company. Of these shares, 288,751 are subject to repurchase at March 14, 1998.

(11) Represents 400,000 shares of Series A Common Stock held by Netscape and 117,715 shares of Series A Common Stock held by Mr. Barksdale. Mr. Barksdale, a director of the Company, is the President and Chief Executive Officer of Netscape. Mr. Barksdale disclaims beneficial ownership of the shares held by Netscape.

(12) Mr. Gilbert is Senior Vice President and General Manager, @Home Group of the Company. Of these shares, 210,452 are subject to repurchase at March 14, 1998 and 50,000 are subject to options that are exercisable on May 13, 1998 but, if exercised, are subject to repurchase.

(13) Mr. Bagshaw is Senior Vice President and General Manager, @Media Group of the Company. Of these shares 281,070 are subject to repurchase at March 14, 1998 and 25,000 are subject to options that are exercisable on May 13, 1998 but, if exercised, are subject to repurchase.

                                                     Preliminary Proxy Statement


(14) Mr. Hutchison is Senior Vice President and General Manager, @Work Group of the Company. Of these shares, 291,667 are subject to repurchase at March 14, 1998 and 25,000 are subject to options that are exercisable on May 13, 1998 but, if exercised, are subject to repurchase.

(15) Includes all of the shares shown in the table plus an additional 632,000 shares of Series A Common Stock held by two other executives, of which 437,300 are subject to repurchase at March 14, 1998, and 55,000 shares of Series A Common Stock that are subject to options that are exercisable May 13, 1998 but, if exercised, are subject to repurchase.

                                                     Preliminary Proxy Statement

                                   MANAGEMENT

EXECUTIVE OFFICERS

The executive officers of the Company, and their ages and positions are as follows:

NAME                    AGE  POSITION
----                    ---  --------
Thomas A. Jermoluk      41   Chairman of the Board, President and Chief Executive Officer
David P. Bagshaw        44   Senior Vice President and General Manager, @Media
Leilani T. Gayles       43   Vice President, Human Resources
Dean A. Gilbert         41   Senior Vice President and General Manager, @Home Group
Kenneth A. Goldman      48   Senior Vice President and Chief Financial Officer
Donald P. Hutchison     41   Senior Vice President and General Manager, @Work Group
Milo S. Medin           35   Senior Vice President and Chief Technology Officer
John L. O'Farrell       39   Senior Vice President, International
David G. Pine           39   Vice President, General Counsel and Secretary
Robert E. Tomasi, Jr.   46   Senior Vice President, Operations


THOMAS A. JERMOLUK has served as Chairman of the Board, President and Chief Executive Officer of the Company since he joined the Company in July 1996. From 1994 to July 1996, he was President, and from 1992 to July 1996 he was Chief Operating Officer, of Silicon Graphics, Inc. ("SGI"), a visual computing company. From 1991 to 1994, Mr. Jermoluk was Executive Vice President of SGI, and, from 1988 to 1991, he was Vice President and General Manager of SGI's Advanced System Division. From October 1993 to August 1996, he was a member of the board of directors of SGI. Prior to joining SGI in 1986, Mr. Jermoluk managed a variety of hardware and software development projects at Hewlett-Packard Company and Bell Laboratories. He serves on the boards of directors of Pure Atria Corporation and Fort6 Software, Inc. Mr. Jermoluk holds B.S. and M.S. degrees in Computer Science from Virginia Tech.


DAVID P. BAGSHAW has served as Senior Vice President and General Manager of the Company's @Media Group since he joined the Company in September 1996. From August 1991 to August 1996, he served as Vice President of Marketing of SGI, where he was responsible for various marketing organizations and activities, including communications, public relations, business development, application developer support and product marketing. From 1987 to August 1991, he served as a product manager and as a director of marketing at SGI. Mr. Bagshaw holds B.S. and M.S. degrees in Mechanical Engineering from Stanford University and an M.B.A. degree from the Stanford University Graduate School of Business.


LEILANI T. GAYLES has served as Vice President, Human Resources of the Company since she joined the Company in October 1997. From April 1996 until October 1997 she served as Consultant/Director of Human Resources at Madge Networks, a worldwide supplier of network solutions. From February 1985 until June
1995, she held various management positions at Silicon Graphics Computer Systems, a worldwide manufacturer of computer workstations, including Vice President, Human Resources. Previously, Mrs. Gayles was employed by Hewlett Packard Company, a manufacturer of computing and other electronic products. Mrs. Gayles holds a B.S. degree in Organization Behavior from the University of San Francisco.

DEAN A. GILBERT has served as Senior Vice President and General Manager of the Company's @Home Group since November 1996 and served as Senior Vice President, Marketing and Sales of the Company from February 1996 to November 1996. From September 1994 to February 1996, he served as President and Chief Executive Officer of Positive Communications, Inc., a provider of paging products and services. From 1991 to September 1994, Mr. Gilbert was Executive Vice President, Group Operations and from 1989 to 1991 was Senior Vice President, Marketing, Programming and Business Development of KBLCOM, Incorporated, a cable television provider. He holds B.A. and M.A. degrees in Telecommunications from Michigan State University.


KENNETH A. GOLDMAN has served as Senior Vice President and Chief Financial Officer of the Company since he joined the Company in July 1996. From July 1992 to July 1996, he was Senior Vice President and Chief Financial Officer of Sybase, Inc., a database software and services company. From 1989 to July 1992, Mr. Goldman was Vice President of Finance and Administration and Chief Financial Officer at Cypress Semiconductor Corporation, a semiconductor manufacturer. From 1983 to 1989, he was Vice President and Chief Financial Officer of VLSI Technology Inc. Mr. Goldman serves on the boards of directors of Global Village Inc. and Unison Software, Inc. He

                                                     Preliminary Proxy Statement


holds a B.S. degree in Electrical Engineering from Cornell University and an M.B.A. degree from the Harvard University Graduate School of Business.


DONALD P. HUTCHISON has served as Senior Vice President and General Manager of the Company's @Work Group since he joined the Company in February 1997. Prior to that time, he served as Senior Vice President, Strategic Partnerships from March 1996 to November 1996, Senior Vice President, Sales from August 1995 to March 1996 and Vice President, Sales and Marketing from May 1994 to August 1995 of Netcom On-Line Communications Services, Inc. ("Netcom"), an Internet access service provider. From 1989 to May 1994, Mr. Hutchison was Director of Sales and Marketing at TAU Corporation, a digital video imaging company. From 1987 to 1989, he was Director of Sales and Business Planning for Pixar, and, prior to that time, he held various sales and management positions with Prime Computer and Data General Corporation. Mr. Hutchison holds a B.A. degree in Business Economics from the University of California at Santa Barbara and an M.B.A. degree from Loyola Marymount University.


MILO S. MEDIN has served as Senior Vice President and Chief Technology Officer of the Company since March 1998. Prior to March, Mr. Medin served as Vice President, Networks of the Company from the time he joined the Company as its first employee in June 1995. From 1985 to June 1995, he was employed at the NASA Ames Research Center ("NASA Ames"), where he was responsible for a variety of wide area networking projects, including the use of Internet technology to interconnect NASA facilities and researchers at over 200 sites in 16 countries. In 1989, Mr. Medin developed the architecture for the first Internet interconnect at NASA Ames, linking the major government backbones together. He also managed the National Research and Educational network project at NASA Ames, which, in concert with the United States Department of Energy, deployed the first non-experimental 155 Mbps Internet backbone using switched ATM services to interconnect supercomputing and data archive facilities across the United States. Prior to joining NASA, he was employed by Science Applications Inc. as a programmer for defense program activities at the Lawrence Livermore National Laboratory and at the Los Alamos National Laboratory. In addition, Mr. Medin has been active in the development of Internet routing protocols and standards, primarily in the Internet Engineering Task Force, the leading Internet development and standards organization, for more than 10 years. He studied Computer Science at the University of California at Berkeley.



JOHN L. O'FARRELL has served as Senior Vice President, International of the Company since he joined the Company in April 1997. From August 1995 to April 1997, he was President of U S WEST Interactive Services, Inc., an Internet content development company. Prior to that time, Mr. O'Farrell served as Vice President, Corporate Strategy of U S WEST, Inc., a telephone and cable network operator, from May 1994 to August 1995 and as Executive Director, Corporate Strategy of U S WEST, Inc. from 1992 to May 1994. Before joining U S WEST, Inc., he held general management, marketing and consulting positions in the United States and Europe with Telecom Ireland (Ireland), Booz, Allen & Hamilton (U.S.), the Commission of European Communities (Luxembourg), Digital Equipment Corporation and Siemens AG (both Germany). Mr. O'Farrell holds a B.E.E. degree from University College Dublin, Ireland and an M.B.A. degree from the Stanford University Graduate School of Business.


DAVID G. PINE has served as Vice President and General Counsel of the Company since he joined the Company in April 1996 and as Secretary of the Company since July 1996. From 1990 to March 1996, he served as Vice President, General Counsel and Secretary of Radius Inc., a manufacturer of computer peripherals. Before that, Mr. Pine was in private law practice with Fenwick & West LLP. Mr. Pine holds an A.B. degree in Government from Dartmouth College and a J.D. degree from the University of Michigan Law School.

ROBERT E. TOMASI, JR. has served as Senior Vice President, Operations of the Company since he joined the Company in November 1997. From November 1996 to November 1997, he served as Chief Operating Officer of Best Internet Communications, an Internet services organization specializing in web hosting. From November 1994 to November 1996, Mr. Tomasi served as Vice President Operations of Netcom, an Internet service provider. Prior to that, Mr. Tomasi spent sixteen years in various management positions at British Telecommunications ("BT"), which became part of MCI Communications, a telecommunications provider. As Vice President of Operations for BT, he directed the domestic and international expansion of Tymnet Data Network, and had responsibility for global operations, customer service and technical support. He also served as General Manager of BT's Custom Data Networks business in London, England. Mr. Tomasi holds a B.S. degree in Electrical Engineering, Computer Systems from the New Jersey Institute of Technology.

                                                     Preliminary Proxy Statement

EXECUTIVE COMPENSATION

The following table sets forth certain summary information concerning the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 1995, 1996 and 1997 by the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                           Long Term Compensation
                                                          -----------------------------
                                     Annual Compensation            Awards
                                     -------------------  -----------------------------
                                                            Restricted      Securities    All Other
Name and                                        Annual        Stock         Underlying     Compen-
Principal Position         Year (1)  Salary($)  Bonus($)    Awards(#)(2)    Options(#)   sation($)(3)
-------------------------  --------  --------  ---------  ---------------  -----------  ------------
Thomas A. Jermoluk            1997    500,000    200,000               -            -         1,377
 President, CEO and           1996    210,257          -        4,000,000(4)        -           272
 Chairman of the Board        1995          -          -               -            -             -
 of Directors

Kenneth A. Goldman            1997    250,000     50,000               -            -         1,479
 Senior Vice President,       1996    105,128     50,000         550,000(5)         -           464
 and Chief Financial          1995          -          -               -            -             -
 Officer

David P. Bagshaw              1997    250,000     40,000               -       25,000           867
 Senior Vice President,       1996     85,407          -         450,000(6)         -           204
 and General Manager,         1995          -          -               -            -             -
 @Media Group

Dean A. Gilbert               1997    225,000     30,000               -       50,000           815
 Senior Vice President        1996    202,068     30,000         440,000(7)         -           425
 and General Manager,         1995          -          -               -            -             -
 @Home Group

Donald P. Hutchison           1997    201,203     25,000               -      450,000           714
 Senior Vice President        1996          -          -               -            -             -
 and General Manager,         1995          -          -               -            -             -
 @Work Group

Milo S. Medin                 1997    175,000     50,000               -       50,000           324
 Senior Vice President        1996    155,000          -         600,000(8)         -           257
 and Chief Technology         1995     56,250          -               -            -             -
 Officer

(1) The Company was founded in March 1995 and all the Named Executive Officers, except Mr. Medin, commenced employment with the Company in 1996.

(2) All shares reflected in this column were purchased at their fair market value on the date of purchase. All of these shares were restricted shares that vest over a period of four year so long as the individual remains continuously employed by the Company. The Company has the right to repurchase unvested restricted shares at their original purchase price upon the termination of the executive's employment.

(3)  Represents life insurance premiums paid by the Company.

(4) Represents 3,000,000 shares of the Company's Series A Common Stock purchased in July 1996 for $150,000 in cash and 50,000 shares of the Company's Series K Preferred Stock, which converted to 1,000,000 shares of Series K Common Stock on July 16, 1997, for $500,000 in cash.

                                                     Preliminary Proxy Statement


(5) Represents 550,000 shares of the Company's Series A Common Stock purchased in July 1996 for $27,500 in cash.

(6) Represents 450,000 shares of the Company's Series A Common Stock purchased in October 1996 for $45,000 in cash.

(7) Represents 440,000 shares of the Company's Series A Common Stock purchased in May 1996 in exchange for a promissory note in the amount of $22,000. In January 1998 Mr. Gilbert reduced the balance of the promissory note to $11,450 by a cash payment of $10,550.

(8) Represents 600,000 shares of the Company's Series A Common Stock purchased in May 1996 in exchange for a promissory note in the amount of $30,000.

                                                     Preliminary Proxy Statement


                          STOCK OPTION GRANTS IN 1997

The following table sets forth further information regarding individual grants of stock options pursuant to the Company's 1997 Equity Incentive Plan and the Prior Plan during 1997 to each of the Named Executive Officers.


                                            Individual Grants
                      --------------------------------------------------------  Potential Realizable Value
                       Number of              % of                                at Assumed Annual Rates
                       Securities            Total                                   of Stock Price
                       Underlying           Options                              Appreciation for Option
                         Options          Granted to    Exercise                       Terms ($)(1)
                         Granted         Employees in   Price per  Expiration  ----------------------------
  Name                    (#)            Fiscal Year     Share($)     Date          5%            10%
-----------------------------------------------------------------------------------------------------------
Thomas A. Jermoluk            -                -             -            -            -               -

Kenneth A. Goldman            -                -             -            -            -               -

David P. Bagshaw         25,000  (2)          .5%         4.00      6/11/07       62,889         159,374

Dean A. Gilbert          50,000  (2)          .9%         4.00      6/11/07      125,779         318,748

Donald P. Hutchison      400,000  (3)        7.8%         0.25       3/3/07       62,889         159,374
                          25,000  (2)         .5%         4.00      6/11/07       62,889         159,374
                          25,000  (2)         .5%        18.44     11/25/07      289,881         734,616

Milo S. Medin             50,000  (2)         .9%        18.44     11/25/07      579,762       1,469,231

(1) The potential realizable value is calculated based on the term of the option at its time of grant, compounded annually. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. Actual gains, if any, on option exercises are dependent on future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

(2) These stock options were granted with an exercise price equal to the closing fair market value of the Company's Series A Common Stock on the date of grant. These options become exercisable at the rate of 25% of the total shares on the first anniversary of the base date, and 2.083% of the total shares for next 36 months. These options lapse within 90 days after the termination of an employment or consultancy relationship with the Company.

(3) This stock option was granted with an exercise price equal to the closing fair market value of the Company's Series A Common Stock on the date of grant. This option becomes exercisable for 15% of the total shares on the date of grant, 10% of the total shares on the first anniversary of the base date, and 2.083% of the total shares for the next 36 months. The option will lapse within 90 days after the termination of employment or consultancy with the Company.

                                                     Preliminary Proxy Statement


                       AGGREGATE OPTION EXERCISES IN 1997
                           AND YEAR-END OPTION VALUES

The following table sets forth information concerning the number of shares subject to both exercisable and non-exercisable stock options as of December 31, 1997. Also reported are the values for "in-the-money" options which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1997 ($25.125) for the Named Executive Officers.

                                                       Number of                   Value of
                                                 Securities Underlying            Unexercised
                          Shares                  Unexercised Options        In-the-Money Options
                       Acquired on    Value         at Year-end (#)             at Year-end ($)
Name                   Exercise (#)  Realized  Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------  ------------  --------  --------------------------  -------------------------
Thomas A. Jermoluk               -          -          -                -              -           -

Kenneth A. Goldman               -          -          -                -              -           -

David P. Bagshaw                 -          -     25,000  (1)           -        528,125           -

Dean A. Gilbert                  -          -     50,000  (1)           -      1,056,250           -

Donald P. Hutchison        400,000          0     25,000  (1)      25,000        528,125     167,188

Milo S. Medin                    -          -          -           50,000              -     334,375

(1) Represents shares that are exercisable but, if exercised, are subject to repurchase.

EMPLOYMENT AGREEMENT

On July 31, 1996, the Board elected Thomas A. Jermoluk as President, Chief Executive Officer and Chairman of the Board of the Company pursuant to an employment agreement dated July 19, 1996. Under the employment agreement, the Company has agreed to pay Mr. Jermoluk an annual base salary of $500,000 per year, and Mr. Jermoluk is eligible to receive a bonus of $200,000 per year based on the performance of the Company with respect to its annual operating plan. On July 31, 1996, the Company sold to Mr. Jermoluk a total of 3,000,000 shares of the Company's Series A Common Stock at a purchase price of $0.05 per share for a total of $150,000 and a total of 50,000 shares of the Company's Series K Preferred Stock at a purchase price of $10.00 per share for a total of $500,000. Of these shares, 25% were immediately vested and an additional 2.08% will vest on August 22, 1997 and each subsequent month of Mr. Jermoluk's continuous employment. The Series K Preferred Stock was converted into 1,000,000 shares of Series K Common Stock in connection with the Company's initial public offering. Under the terms of Mr. Jermoluk's employment agreement, so long as Mr. Jermoluk is employed by the Company, and for 90 days thereafter if his employment is terminated without cause, to the extent that Mr. Jermoluk sells any of his vested shares during the five-year period beginning on July 22, 2000 at an average price less than $5.00 per share, the Company is obligated to pay Mr. Jermoluk the difference between $5.00 per share and such average price for each share sold. The Company must repurchase any unvested shares at Mr. Jermoluk's cost upon the termination of his employment. If the Company terminates Mr. Jermoluk's employment without cause, the Company will be obligated to pay Mr. Jermoluk's base salary and bonus for six months after the date of such termination, and the Company's right to repurchase any unvested shares will lapse at the date of such termination.

                              AT HOME CORPORATION
                      REPORT OF THE COMPENSATION COMMITTEE

This Report of the Compensation Committee is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

TO THE BOARD OF DIRECTORS:

Final decisions regarding compensation and stock option grants to executive officers are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is composed of two non-employee Directors, none of whom have any interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

The Committee acts on behalf of the Board to establish the general compensation policy of the Company. The Committee reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers of the Company at or about the beginning of each year. The Committee also administers the Company's 1997 Equity Incentive Plan and the 1997 Employee Stock Purchase Plan. Prior to the Company's initial public offering on July 11, 1997, the Committee approved by written consent all stock option grants, including all stock option grants to the Company's executives. After the Company's initial public offering, the Committee delegated to the CEO the authority to grant stock options to non-executive employees.

The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation to corporate and individual performance and customer satisfaction. Consistent with this philosophy, annual salary adjustments and the incentive component of executive officer compensation is determined after a review of the Company's and individual's performance for the previous year. Long-term equity incentives for executive officers are affected through the granting of stock options under the 1997 Equity Incentive Plan.

The Company's Vice President of Human Resources assists the Committee by making available executive compensation data, particularly stock data, for companies with whom the Company competes for executive talent. Some of these companies are included in the Morgan Stanley High Technology Index, the line of business index used by the Company in its "Performance Graph" set forth in the Company's Proxy Statement.

FISCAL 1997 EXECUTIVE COMPENSATION

Executive Compensation for 1997 included base salary, cash bonuses and stock option grants. In October 1997, the CEO recommended that the Committee grant bonuses to certain executives in recognition of the Company's successful performance and the significant individual contributions of these executives. These bonuses were approved by the Committee and ranged from approximately 10% to 25% of base salary.

In January 1998, the Committee approved a bonus plan for the Company's executive for 1998 (the "1998 Bonus Plan") based on the following measures: Company revenue (40% weighting); Company profit/loss (40% weighting) and customer satisfaction (20% weighting). The target bonus for each executive under the 1998 bonus plan ranges from 10% to 25%.

On June 11, 1997, the Committee granted stock options to purchase a total of 130,000 shares of Series A Common Stock to four executive officers at an exercise price of $4.00 per share, which the Compensation Committee determined to be the fair market value of the Series A Common Stock on that date. On November 25, 1997, the Committee granted stock options to purchase a total of 105,000 shares of Series A Common Stock to three executive officers at an exercise price of $18.44 per share, which equaled the closing sale price for the Series A Common Stock on the Nasdaq National Market on that date. These options vest and become exercisable as to 25% of the shares one year after the date of grant and on a monthly basis for 36 months thereafter. These options were granted on the recommendation of the CEO in recognition of the Company's successful performance and the significant individual contributions of these executives.

                                                     Preliminary Proxy Statement


Company Performance and CEO Compensation. Mr. Jermoluk was hired by the Company pursuant to an employment agreement dated July 16, 1996 which provides for a base salary of $500,000 and a target bonus of $200,000 per year. In December 1997, the Committee solicited input from all of the Company's Board members concerning Mr. Jermoluk's performance as part of the process of determining Mr. Jermoluk's bonus for 1997. As most of the Company's Board members represent the Cable Partners, the Company's major customers and investors, the Committee carefully evaluated this input in assessing Mr. Jermoluk's performance. Based on this input, the Company meeting its financial and operational goals for 1997, the Company's highly successful public offering, and Mr. Jermoluk's leadership during a period of rapid growth and transition, the Committee awarded Mr. Jermoluk the full target bonus of $200,000.

Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The 1997 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1998 for any executive officer to exceed $1,000,000.


                               COMPENSATION COMMITTEE

                               L. John Doerr
                               Bruce W. Ravenel

                                                     Preliminary Proxy Statement


                               PERFORMANCE GRAPH

The Securities and Exchange Commission requires a comparison on an indexed basis of cumulative total stockholder return for the Company, a relevant broad equity market index and a published industry or line-of-business index. Cumulative total stockholder return represents share value appreciation assuming the investment of $100 in the Series A Common Stock of the Company and each of the other indexes on July 11, 1997 (the date of the Company's initial public offering), and reinvestment of all dividends. The Series A Common Stock of the Company is traded on the Nasdaq National Market. Set forth below is a graph comparing cumulative total stockholder return on the Company's Series A Common Stock, the Nasdaq (US) Index and the Morgan Stanley High Technology Index from July 11, 1997 to December 31, 1997.

                        At Home    Nasdaq (US)  Morgan Stanley High
                      Corporation     Index      Technology Index
                      -----------  -----------  -------------------

July 11, 1997                 100         100            100
September 30, 1997         220.24      112.18          221.1
December 31, 1997          239.29       104.5          190.2


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 1997, there has not been nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (i) compensation agreements, which are described where required in "Executive Compensation," and (ii) the transactions described below.

TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND 5% SECURITY HOLDERS

1997 Financing from Rogers, Shaw and Other Strategic Partners.  On April 11,
-------------------------------------------------------------
1997, the Company sold an aggregate of 240,000 shares of its Series C Preferred Stock at a cash purchase price of $200 per share to certain companies with which the Company has established strategic commercial relationships and to James L. Barksdale, who is a director of the Company and the Chief Executive Officer of Netscape. Among the purchasers were the following:

             PURCHASER                        Type of Stock                SHARES         TOTAL PURCHASE PRICE
---------------------------------------------------------------------------------------------------------------
Rogers                               Series C Preferred Stock                 75,000             $15,000,000
Shaw                                 Series C Preferred Stock                 75,000              15,000,000
Netscape                             Series C Preferred Stock                 20,000               4,000,000
James L.  Barksdale                  Series C Preferred Stock                  5,000               1,000,000

In connection with the Series C Preferred Stock financing, the Company entered into agreements with Rogers and Shaw granting them exclusive rights to distribute the @Home service in Canada and the right to license other cable companies to distribute the service in Canada. In addition, on April 11, 1997, the Company granted to Rogers and Shaw transferable warrants to purchase up to an aggregate of 100,000 shares of Series C Preferred Stock each at a purchase price of $200 per shares. These warrants become fully exercisable on the earlier of April 11, 2004 or the achievement of certain performance milestones with respect to the distribution of the @Home service in Canada. Each share of Series C Preferred Stock issued in the Series C Preferred Stock financing converted into 20 shares of Series A Common Stock on July 16, 1997 in connection with the closing of the Company's initial public offering. Each share of Series C Preferred Stock issued in the Series C Preferred Stock financing converted into 20 shares of Series A Common Stock on July 16, 1997 in connection with the Company's initial public offering.

                                                     Preliminary Proxy Statement


Pursuant to a Voting Agreement entered into with Rogers and Shaw on April 11, 1997, TCI, Comcast and Cox have agreed (i) to use their reasonable best efforts to cause a single representative designated jointly by Rogers and Shaw to be nominated for election to the Board and an additional representative designated jointly by Rogers and Shaw to be afforded the right to attend all meetings of the Board as a nonvoting observer and (ii) to vote all voting securities of the Company controlled by them in favor of election of the designee of Rogers and Shaw to the Board. The Voting Agreement will terminate on the earlier to occur of the date that (i) neither Rogers nor Shaw continues to offer the @Home service on an exclusive basis or (ii) Rogers and Shaw together with their controlled affiliates cease to own at least (x) 2,500,000 shares of Series A Common Stock, or (y) 2,000,000 shares of Series A Common Stock plus warrants to purchase an additional 500,000 shares of Series A Common Stock.

Stockholders' Agreement  On August 1, 1996, TCI, Comcast, Cox, purchasers
-----------------------
affiliated with KPCB (collectively, the "Principal Stockholders") and the Company entered into a Stockholders' Agreement, which was amended on July 16, 1997 (as amended, the "Prior Stockholders' Agreement"), which provides for certain voting agreements, restrictions on transfer of Company securities, rights of first offer, tag-along and drag-along rights and preemptive rights. The Prior Stockholders' Agreement was amended effective October 2, 1997 (as further amended, the "Stockholders' Agreement"), pursuant to a Letter Agreement and Term Sheet among the Principal Stockholders, Cablevision and the Company (the "Cablevision Amendment"), to add Cablevision as a party to the Stockholders' Agreement with the same rights as TCI, Comcast and Cox, subject to certain exceptions. The following summary description of the Stockholders' Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Prior Stockholders' Agreement which is filed as an exhibit to the Company's Registration Statement on Form S-1 (file number 333-27323), as amended by the Cablevision Amendment which is filed as an exhibit to the Company's Current Report on Form 8-K (filed with the Securities and Exchange Commission on October 22, 1997).

The Stockholders' Agreement provides that each Principal Stockholder will vote all of its shares of Company's voting stock in favor of any action required by the Stockholders' Agreement, including the election of the Chief Executive Officer of the Company to its Board, and that any holder of Series B Common Stock (all of which is currently owned by TCI) will vote all such shares in favor of the election of certain designees of TCI, Comcast and Cox to the Board as Series B Directors as follows: Comcast will be entitled to designate one director so long as it owns at least 5,000,000 shares of Common Stock; Cox will be entitled to designate one director so long as it owns at least 5,000,000 shares of Common Stock; and TCI will be entitled to designate three directors so long as it owns at least 7,700,000 shares of Series B Common Stock, two directors so long as it owns at least 6,350,000 shares of Series B Common Stock and one director so long as it owns at least 5,000,000 shares of Series B Common Stock. In addition, the Stockholders' Agreement provides, if Cablevision so requests, that the Company and the Principal Stockholders are required to take such commercially reasonable actions as are required to cause a designee of Cablevision to be appointed as a Common Stock Director and that each Principal Stockholders will vote all of its shares of the Company's voting stock in favor of the election of the Cablevision designee as a Common Stock Director so long as Cablevision beneficially owns at least 5,000,000 shares of Common Stock.

The Stockholders' Agreement, with certain exceptions, restricts transfers of Company securities by the Principal Stockholders and Cablevision until the earliest to occur of (i) June 4, 2006, (ii) the fifth anniversary of the termination of the exclusive period applicable to TCI, Comcast, Cox or Cablevision (collectively, the "Principal Cable Affiliates") and (iii) the sixth anniversary of the Company's initial public offering. To the extent transfers of Series B and K Common Stock are permitted, the holders of such shares generally must convert them to Series A Common Stock prior to consummating such transfers. After July 11, 1998, each Principal Stockholder and Cablevision will be permitted to sell its Series A Common Stock in the public market if it first offers to each other Principal Stockholder and Cablevision the right of first offer to purchase such securities. The restrictions on transfer contained in the Stockholders' Agreement do not apply to any constituent partner of KPCB.
The restrictions on transfer do not apply to a transfer of Company securities that would result in an unaffiliated third party acquiring a majority of the voting stock of the Company (a "Control Block Sale"). In the event of a Control Block Sale, all Principal Stockholders that continue to own at least 25% of the Company securities they originally purchased on or before August 1, 1996, and Cablevision, if it owns at least 1,968,946 shares of Series A Common Stock (collectively, the "Eligible Principal Stockholders") will be permitted to participate in the Control Block Sale by selling a pro rata portion of their Company securities to the third party (the "Tag-Along Right"). If any group consisting of TCI and any three other Eligible Principal Stockholders proposes to make a Control Block Sale, that group will have the right to require the other Principal Stockholders, and Cablevision, if applicable, to sell a pro rata portion of their Company securities to the third party in the Control Block Sale (the "Drag-Along Right").

                                                     Preliminary Proxy Statement


The Stockholders' Agreement provides that, if the number of homes passed by a Principal Cable Affiliate's cable systems that remain subject to the exclusivity provisions of the Master Distribution Agreement (together with any systems that have been released from such provisions due to the Company's failure to meet the rollout schedule) falls below 80% of such Principal Cable Affiliate's base homes passed as of June 4, 1996, as such number is amended by the Cablevision Amendment, then such Principal Cable Affiliate must offer to sell a proportionate amount of its Company securities to the other Principal Stockholders and Cablevision, if applicable, at a price equal to the average closing price of the Company's Series A Common Stock over the most recent 20 trading days preceding the event.

The Stockholders' Agreement gives each Eligible Principal Stockholder the preemptive right to purchase a pro rata portion of any new securities offered by the Company other than securities issued pursuant to a public offering, securities issued pursuant to any incentive plan or agreement for the benefit of the Company's employees, directors or consultants, securities issued by the Company in connection with an acquisition, and securities issued in exchange for interests in a joint venture or other business combination.

The Stockholders' Agreement will terminate on the earliest of (i) June 4, 2021,
(ii) when there are no Eligible Principal Stockholders and no Principal Cable Affiliates subject to exclusivity obligations under the Master Distribution Agreement (as defined below), (iii) a merger in which the Company is not the surviving entity or (iv) when there are no shares of Common Stock or Preferred Stock of the Company outstanding.

1997 Warrant Issuance to Cablevision.  In connection with the Cablevision
------------------------------------
Amendment, the Company issued Cablevision a warrant to purchase up to 7,875,784 shares of the Company's Series A Common Stock at an exercise price of $0.50 per share (the "Warrant"). The Warrant is immediately exercisable, subject to the receipt of all necessary governmental consents or approvals. The Company also issued Cablevision a warrant to purchase up to 3,071,152 shares of the Company's Series A Common Stock at an exercise price of $0.50 per share under certain conditions (the "Contingent Warrant"). The Contingent Warrant is not immediately exercisable and will become exercisable as and to the extent certain cable television systems are transferred from TCI and its controlled affiliates to Cablevision. During the first quarter of 1998, the contingencies surrounding the Contingent Warrant were satisfied as to 2,355,514 shares of Series A Common Stock. Copies of the Cablevision Amendment, the related Warrant Purchase Agreement, the Warrant and the Contingent Warrant are filed as Exhibits 10.01 through 10.04 to the Company's Current Report on Form 8-K (filed with the Securities and Exchange Commission on October 22, 1997) and the above description is qualified in its entirety by reference to those exhibits.

1998 Warrant Issuance to Rogers and Shaw.  In February 1998, the Company and
----------------------------------------
Rogers and Shaw entered into a Binding Warrant Term Sheet providing for the issuance of warrants to purchase 2,900,000 and 2,100,000 shares of the Company's Series A Common Stock to Rogers and Shaw, respectively, at a purchase price of $10.50 per share. These warrants vest and become exercisable following the satisfaction of certain performance conditions by Rogers and Shaw related to their numbers of subscribers to the Company's @Home service. The warrants expire on March 31, 2008, if not exercised. During the first quarter of 1998, in connection with the satisfaction of certain performance conditions, warrants to purchase 350,000 shares of Series A Common Stock vested with respect to Shaw.

Registration Rights Agreement  All of the holders of the Company's Preferred
-----------------------------
Stock prior to the Company's initial public offering have certain registration rights with respect to their shares of Series A Common Stock. Specifically, the holders of approximately 92,033,115 shares of Series A Common Stock (including shares issuable upon conversion of other series of Common Stock) and holders of warrants to purchase approximately 2,000,000 shares of Series A Common Stock have certain rights to cause the Company to register those shares (the "Registrable Shares") under the Securities Act at any time after July 16, 1998. Thereafter, the Company may be required to effect up to four registrations requested by the TCI stockholder group, two registrations requested by the Comcast stockholder group, two registrations requested by the Cox stockholder group, two registrations requested by the Cablevision stockholder group, two registrations requested by the KPCB stockholder group and two registrations requested by the persons who held Series C Preferred Stock and warrants to purchase Series C Preferred Stock prior to the Company's initial public offering. Stockholder groups not part of the initial registration demand are entitled to notice of such registration and are entitled to include Registrable Shares therein. These registration rights are subject to certain conditions and limitations, including (1) the right, under certain circumstances, of the underwriters of an offering to limit the number of shares included in such registration and (ii) the right of the Company to delay

                                                     Preliminary Proxy Statement


the filing of a registration statement for not more than 120 days after receiving the registration demand. Notwithstanding the foregoing, the exercise of the Principal Stockholders' and Cablevision's registration rights are subject to the other Principal Stockholders' and Cablevision's rights of first offer as set forth in the Stockholders' Agreement, unless specifically exempted therefrom. If any stockholder group requests registration of at least 500,000 Registrable Shares, the Company is obligated to pay all registration expenses incurred in connection with such registration (other than underwriters' discounts and commissions and stock transfer fees or expenses) and the fees and expenses of a single counsel to the selling stockholders. These demand registration rights expire with respect to the Series C Preferred stockholder group on July 16, 2002.

In addition, if the Company proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, other than in connection with a Company employee benefit plan or a corporate reorganization, the holders of Registrable Shares and the holder of a warrant to purchase 200,000 shares of Series A Common Stock are entitled to notice of such registration and are entitled to include Registrable Shares and the shares issuable upon exercise of such warrant therein. These rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares included in such registration under certain circumstances and the right of the Company to delay or withdraw any such registration. The Company is obligated to pay all registration expenses incurred in connection with such registration other than underwriters' discounts and commissions, stock transfer fees or expenses, the pro rata share of the incremental filing fee under the Securities Act attributable to the applicable Registrable Shares and the fees and disbursements of counsel to the holders of the Registrable Shares. These "piggyback" registration rights expire with respect to the Series C Preferred stockholder group on July 16, 2002.

Officer Loans.  In connection with the exercise of stock options granted under
-------------
one of the Prior Plans, the Company permitted two executive officers, Donald P. Hutchison and John L. O'Farrell, to purchase shares of Series A Common Stock in exchange for promissory notes in the amounts of $96,000 and $66,000, respectively. Each note is secured by the shares purchased with that note. The notes bear interest at the rates of 6.31% and 6.42%, respectively, and are due and payable on March 15, 2002 and April 28, 2002, respectively. The Company has approved loans to Messrs. Hutchison and O'Farrell of $100,000 and $200,000, respectively, to assist each of them in the purchase of a home. The loans will be secured by the homes purchased by Messrs. Hutchison and O'Farrell, respectively. Mr. O'Farrell's loan has been issued, has a five-year term and bears interest at the minimum rate sufficient to avoid imputation of taxable income. Mr. Hutchison's loan has not yet been issued, and, if issued, will have a five-year term and bear interest at the minimum rate sufficient to avoid imputation of taxable income. In November 1997, the Company approved a loan to Robert E. Tomasi, Jr. of $250,000, to assist him in the purchase of shares of Common Stock of Best Internet Communications, Inc. ("Best"), his former employer. Mr. Tomasi has borrowed $100,000 under this loan. The loan, which has a two-year term, bears interest at the minimum rate sufficient to avoid imputation of taxable income and is secured by the shares of Best Common Stock and any of the Company's Series A Common Stock that Mr. Tomasi acquires.

CERTAIN BUSINESS RELATIONSHIPS

Master Distribution Agreement with TCI, Comcast, Cox and Cablevision.  The
--------------------------------------------------------------------
Company and the Principal Cable Affiliates are parties to a Master Distribution Agreement. The following summary description of the Master Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Master Distribution Agreement, which is filed as an exhibit to the Company's Registration Statement on Form S-1 (file number 333-27323), as amended by the Cablevision Amendment (as amended, the "Master Distribution Agreement").

Under the terms of the Master Distribution Agreement, in connection with the Company's periodic budgets and business plans, the parties have agreed to cooperate in good faith to establish a master rollout schedule for the deployment of the @Home service within the cable system territories of the Principal Cable Affiliates, and the Company is obligated to use commercially reasonable efforts to cause the @Home service to be made available to the qualifying upgraded homes passed of these parties on a substantially pro rata basis in accordance with the master roll-out schedule. While the Master Distribution Agreement provides that the Principal Cable Affiliates will be subject to certain exclusivity obligations described below, there is no affirmative obligation on the part of the Principal Cable Affiliates to upgrade their cable plants to two-way HFC cable or to offer the @Home service over their cable systems. The Master Distribution Agreement contemplates that the Company will enter into agreements ("LCO Agreements") with the affiliated local cable operators ("Affiliated LCOs") of the Principal Cable Affiliates

                                                     Preliminary Proxy Statement


for the distribution of the @Home service, although no LCO Agreements have been executed to date. The Company and the Principal Cable Affiliates have established the principal terms of the LCO Agreements, including the payment to the Company of 35% of the basic and premium service revenue received by Affiliated LCOs from subscribers to the @Home service. During 1997, TCI, Comcast and Cox accounted for $1,255,000, $1,484,000 and $134,000 of the Company's revenues, respectively.

Until June 4, 2002 or such earlier time as the exclusivity provisions described below terminate as to a Principal Cable Affiliate (the "Restricted Period"), each Principal Cable Affiliate on behalf of itself and its controlled affiliates has agreed not to conduct, participate in or have a material beneficial ownership interest in any business within the United States (a "Restricted Business") that involves (i) the provision of a residential Internet service over the cable television plant of the Principal Cable Affiliate at data transmission speeds greater than 128 kilobits per second ("Kbps") and whose primary purpose is the provision to consumers of entertainment, information content, transactional services or electronic mail, chat and news groups (a "Consumer Purpose"), (ii) the connection by the Principal Cable Affiliate of its cable television plant directly or indirectly to any Internet backbone for a Consumer Purpose at data transmission speeds greater than 128 Kbps or (iii) the provision of an Internet backbone service. These exclusivity provisions do not apply to the creation or aggregation of content or, among other things, the following Excluded Services: (i) the provision of telephony services, (ii) the provision of services that are primarily work-related such as the Company's @Work services, (iii) the provision of Internet services that do not use the cable television infrastructures of the Principal Cable Affiliates, (iv) the provision of any local Internet service that does not require use of an Internet backbone outside a single metropolitan area, (v) the provision of services that are utilized primarily to connect students to schools, colleges or universities,
(vi) the provision of Internet telephony, Internet video telephony or Internet video conferencing, (vii) the provision of certain limited Internet services for display on a television, (viii) the provision of certain Internet services that are primarily downstream services where the user cannot send upstream commands in "real-time," as referenced in the Master Distribution Agreement, (ix) the provision of streaming video transmissions that include video segments longer than ten minutes in duration or (x) limited testing, trials and similar activities of less than six months.

The exclusivity provisions described in the preceding paragraph may be terminated under the following circumstances: (i) any Affiliated LCO may terminate its exclusivity obligations if the Company fails to roll out the @Home service in such operator's territory by mutually agreed dates in a schedule set forth in an LCO Agreement; (ii) the Principal Cable Affiliates may terminate all exclusivity obligations upon a change in law that materially impairs certain of the Principal Cable Affiliates' rights under the Master Distribution Agreement;
(iii) Comcast or Cox may terminate all Principal Cable Affiliates' exclusivity obligations if there is a change of control of TCI at any time or if certain subscriber penetration levels for the @Home services are not achieved by TCI and its affiliates on June 4, 1999 or any anniversary thereof; and (iv) Comcast may terminate its exclusivity obligations at its election after June 4, 1999 if it permits a portion of its equity in the Company to be repurchased by the Company at Comcast's original cost. Comcast has informed the Company that Comcast has entered into an agreement with Microsoft Corporation ("Microsoft") pursuant to which Microsoft can require Comcast to terminate its exclusivity obligations after June 4, 1999. Although Microsoft has stated in the agreement that it has no present intention to do so, there can be no assurance that Microsoft will not be more likely than Comcast to terminate Comcast's exclusivity obligations.

Until the later of (i) such time as the applicable Principal Cable Affiliate ceases to be obligated under the exclusivity provisions set forth above or (ii) if the exclusivity provisions are terminated by reason of TCI's failure to meet specified subscriber penetration requirements, June 4, 2002, the Company has agreed (a) not to offer or provide Internet services at data transmission speeds greater than 128 Kbps per second to residences in the geographic area served by the cable systems of a Principal Cable Affiliate that remains in compliance with the exclusivity provisions without regard to whether the Restricted Period has ended as to such Principal Cable Affiliate (the "Exclusive Territory") and (b) not to offer, provide, distribute, advertise, promote or market (or carry or otherwise distribute advertising or promotions with respect to) any streaming video transmissions that include video segments longer than ten minutes in duration or any other Internet service that is not a Restricted Business to residences in the Exclusive Territory of a Principal Cable Affiliate without its prior written consent.

In addition, the Company has agreed that it will not offer, provide, distribute, advertise, promote or market any streaming video transmissions that include video segments longer than ten minutes in duration in any "area of dominant influence" as defined by the FCC ("ADI") that includes an Exclusive Territory of a Principal Cable

                                                     Preliminary Proxy Statement


Affiliate without the prior consent of the affected Principal Cable Affiliates having two-thirds of the cable television subscribers of all Principal Cable Affiliates having an Exclusive Territory in the ADI.

The Company's agreements with its Principal Cable Affiliates do not require that such Principal Cable Affiliates maintain a specified number of cable systems, subscribers or homes passed by cable infrastructure in order to maintain their control over and equity ownership of the Company. However, the Stockholders' Agreement does provide that if a Principal Cable Affiliate's number of homes passed that remain subject to certain exclusivity provisions decreases by more than 20% of the number of homes passed as of June 4, 1996, as amended by the Cablevision Amendment (subject to certain exceptions), then such Principal Cable Affiliate must offer to sell a proportionate amount of its equity interest in the Company to the other Principal Cable Affiliates at the fair market value thereof. However, such provisions would permit the disposition of a portion of such Principal Cable Affiliates' cable assets without imposing any penalty and, in the event a Principal Cable Affiliate exceeds the 20% threshold, selling shares at fair market value may not constitute a significant penalty to such Principal Cable Affiliate. Therefore, there can be no assurance that such arrangements will effectively discourage a Principal Cable Affiliate from disposing of a significant amount of its cable systems without requiring that such cable systems remain subject to such exclusivity provisions. The Principal Cable Affiliates have announced that they are considering various plans and proposals that may result in the disposition of their cable systems, and certain dispositions may have been completed or may be pending. To the extent that the terms of any such transactions require that such systems remain subject to such exclusivity provisions, such cable systems and their homes passed would continue to be included in such Principal Cable Affiliate's homes passed for purposes of determining whether or not the Principal Cable Affiliate is obligated to offer a portion of its equity interest in the Company to the other Principal Cable Affiliates, even though such cable systems are no longer owned or controlled by the Principal Cable Affiliate. To the extent that the Principal Cable Affiliates dispose of cable systems in the future without causing such cable systems to remain subject to such exclusivity provisions, the number of homes passed that are exclusive to the Company will be decreased. Such decreases in the number of exclusive homes passed may have an adverse effect upon the business, operating results and financial condition of the Company.

Each Principal Cable Affiliate and its controlled affiliates are entitled to "most favored nation" ("MFN") terms and conditions of carriage with respect to the distribution of the Company's services and with respect to the terms and conditions of any related trademark license agreement or ancillary services arrangements, including all direct and indirect benefits as a result of a transaction with the Company that are no less favorable than those offered to any other cable operator individually or collectively from time to time. This MFN provision requires identical treatment of the Principal Cable Affiliates and their controlled affiliates without regard to size or identity with respect to each other and with respect to the terms and conditions provided to unaffiliated third parties (except as to exclusivity and certain other terms applicable to third parties).

The Principal Cable Affiliates and their affiliates are entitled to create, author, promote and otherwise engage in the business of local content offerings, and will retain all revenue from such local content offerings and associated advertising within the designated local area of the @ Home service's home page. The Company is responsible for the aggregation and promotion of national content offerings as part of the @Home service and will retain all revenues from associated advertising within the designated national area of the @Home service's home page and Web site. Each Principal Cable Affiliate has the right to exclude the promotion of specified national content providers from the @Home service offered through such Principal Cable Affiliate's cable systems, subject to an adjustment in the split of premium service revenues between the Principal Cable Affiliate and the Company if the number of specified exclusions exceeds certain limits. In addition, a Principal Cable Affiliate has the right to block access to content that (i) includes streaming video segments of more than ten minutes in duration, (ii) is pornographic or overly violent or (iii) could adversely affect a cable operator's franchise to deliver cable television service or the @Home service, and the Company is obligated to use its best efforts to block such access.

The Company is obligated to use reasonable best efforts to consult with and involve each of the Principal Cable Affiliates in the development of requirements for and design of enhancements, new features and new applications of the @Home service and coordinate with respect to the introduction of such enhancements, features and applications that could have a significant effect on the cable operations of a Principal Cable Affiliate with respect to its delivery of the @Home service to its customers. If Principal Cable Affiliates representing a majority of the residential subscribers of the @Home service object to such enhancement, feature or application, the Company has agreed not to implement such enhancement, feature or application in the territories of objecting Principal Cable Affiliates.

                                                     Preliminary Proxy Statement


TCI has exercised its rights under the Master Distribution Agreement to provide certain support services to its subscribers, and the Company paid TCI $184,000 in 1997 in connection with TCI's provision of such support services.

Agreement with Rogers and Shaw.  In March 1997, in connection with the equity
------------------------------
investment in the Company by Rogers and Shaw, the Company, Rogers and Shaw entered into an agreement for the distribution by Rogers and Shaw in Canada of a localized version of the @Home service. The Company has granted Rogers and Shaw the exclusive rights for an initial period of six years, subject to achievement of certain performance milestones, to distribute, market and promote the service in Canada either directly in jurisdictions where they are licensed to operate cable systems or indirectly through the sublicensing of other cable operators in Canada. During the term of the exclusivity of such licenses, Rogers and Shaw have each agreed, subject to the same exceptions to exclusivity available to the Principal Cable Affiliates, not to market, promote or control any other residential Internet service (other than dial-up services at data transmission speeds of 128 Kbps or less). However, Rogers and Shaw are not precluded from distributing other residential Internet Services. Rogers and Shaw will be responsible, among other things, for (i) upgrading their cable systems for two-way data transmission services, (ii) providing the necessary cable data routers and cable modems, (iii) providing the telecommunications systems necessary to connect their subscribers to cable headends or fiber nodes, to connect such headends or fiber nodes to the Company's RDCs in Canada and to connect such RDCs to the nearest points of presence of the @Home backbone in the United States,
(iv) providing customer installation, billing, customer service and technical support, (v) providing the Company with space to co-locate its RDCs and related equipment within Rogers' and Shaw's network distribution facilities, (vi) providing necessary modifications to billing, subscriber and network management systems to interface with the Company, (vii) distributing and promoting the @Home Service and (viii) programming local content and customizing certain national content for the Canadian market.

The Company will be responsible under the Agreement, among other things, for:
(i) treating Rogers and Shaw with a priority equal to the Principal Cable Affiliates in matters of deployment, (ii) granting Rogers and Shaw access to the Company's broadband networks, (iii) installing and maintaining an optimal number of RDCs and providing the same level of performance received by the Principal Cable Affiliates, (iv) providing software necessary for the @Home Service, (v) providing the telecommunications facilities connecting the nearest points of presence of the Company's backbone in the United States to the @Network, (vi) providing network support, (vii) providing general engineering, operations, marketing and management support, when reasonably requested, (viii) providing training programs, (ix) providing access and automated exchange of data from the Company to Rogers and Shaw necessary for billing and subscriber management, (x) working with Rogers and Shaw to develop a network architecture that minimizes inter-city data transport within Rogers' and Shaw's networks, (xi) developing and maintaining the user interface and page templates for national content and
(xii) providing the same or additional content platform technologies provided to the Principal Cable Affiliates. The Company is restricted from offering, promoting, marketing or providing (or carrying third-party advertising or promotion with respect to) any streaming video transmissions that include video segments longer than ten minutes in duration.

Agreement with TCG.  In April 1997, the Company and Teleport Communications
------------------
Group, Inc. ("TCG"), of which TCI, Comcast and Cox collectively hold a majority of the voting stock, entered into a Master Communications Services Agreement, with an initial term of five years, under which TCG has agreed to provide the Company with facilities management and telecommunications network services for the local telecommunications transport requirements of the Company's services. TCG is the largest CLEC in the United States, providing high-speed fiber optic telecommunications to customer sites in 65 metropolitan centers in the United States. In markets served by TCG networks, TCG will provide the Company with
(i) the ability to co-locate its RDCs within TCG's network distribution facilities and (ii) all intralata and interlata transport access facilities to and from the co-located RDC, including all services provided completely on TCG's network and services provided through a combination of TCG's network and the network of a third-party local exchange carrier. In market areas not served by TCG, TCG will serve as a facility manager to procure co-location space and intralata and interlata transport facilities. The agreement provides the Company with such telecommunications services at rates generally at or below those of competing carriers, and the ability to co-locate the Company's RDCs within TCG's network distribution facilities at favorable rates. During 1997, the Company paid $691,000 to TCG in connection with the Master Communications Services Agreement. In January 1998, TCG agreed to be acquired by AT&T Corp.

Agreement with Netscape.  Pursuant to an OEM Software License Agreement,
-----------------------
Netscape has granted the Company a nonexclusive, worldwide license to use certain Netscape Internet client, Internet server and Internet applications

                                                     Preliminary Proxy Statement


software internally, distribute the Netscape Internet client software to subscribers of the Company's services, and distribute the Netscape Internet server and Internet applications software to the Company's cable affiliates until December 31, 1998. Under the terms of the agreement, the Company paid Netscape $2,275,000 in 1997 as nonrefundable license fees and prepaid support and service fees. James L. Barksdale, a director of the Company, is the Chief Executive Officer of Netscape.

Set-Top Device Agreement with TCI.  In February 1998, the Company entered into a
---------------------------------
Memorandum of Understanding with TCI's National Digital Television Center ("NDTC") pursuant to which the Company agreed to develop software and provide integration services for TCI's advanced set-top devices that will deliver both digital television and Internet data services. The Memorandum of Understanding contemplates that the Company will provide Internet connectivity for these devices, supply email accounts via geographically dispersed mail servers and provide overall system management for TCI's email services. The Company also would work with NDTC on the overall software integration related to TCI's advanced digital set-top devices.

@Work Remote Agreement with TCI, Comcast and Cox.  In November 1997, the Company
------------------------------------------------
announced a non-exclusive agreement with TCI, Cox and Comcast to develop, deploy and market high-speed virtual private networking services for remote local area network ("LAN") access (the "@Work Remote Service") in areas served by these Principal Cable Affiliates' cable infrastructure. The @Work Remote Service also includes the network equipment and software needed to connect the corporate LAN securely to the Company's broadband network via high-bandwidth local telephone circuits. Under the agreement, each of TCI, Comcast and Cox are obligated to pay the Company certain license and development fees, as well as monthly fees based on its numbers of subscribers to the @Work Remote
Service and the types of services and related functions the Company provides. Although TCI, Comcast and Cox are responsible for providing certain equipment in connection with subscribers' use of the @Work Remote Service, they may require the Company to assume this obligation on a cost-plus-profit basis. The parties have also agreed to cooperate in marketing and selling the @Work
Remote Service, and the Company is entitled to certain fees in connection with its sales activities. MFN provisions similar to those contained in the Master Distribution Agreement apply to the @Work Remote Service. This agreement will remain in effect until December 31, 2001, subject to earlier termination in certain circumstances. In 1997, TCI, Comcast and Cox paid the Company
$215,000, $67,000 and $67,000, respectively, under this agreement.

@Work Internet Agreement with Cox.  In December 1997, the Company and Cox
---------------------------------
entered into an agreement covering the offering of commercial Internet services, including connectivity to a subscriber's LAN, multiple workstation support, domain name registration, email access and support, Web hosting services and usage-based billing, to businesses and other institutions using Cox's cable infrastructure and the Company's network infrastructure (the "Cox @Work Internet Service"). Under the agreement, Cox is obligated to pay the Company certain license fees, as well as monthly fees based on Cox's monthly subscription fees for the Cox @Work Internet Service and the types of services and related functions the Company provides. Although Cox is responsible for providing certain equipment in connection with subscribers' use of the Cox @Work Internet Service, it may require the Company to assume this obligation on a cost-plus basis. The parties have also agreed to cooperate in marketing and selling the Cox @Work Internet Service, and the Company is entitled to certain fees in connection with its sales activities. MFN provisions similar to those contained in the Master Distribution Agreement apply to the Cox @Work Internet Service. This agreement will remain in effect until March 31, 2002, subject to earlier termination in certain circumstances, including on 90 days written notice by Cox. In 1997, Cox paid the Company $400,000 under this agreement.

The Company believes that the terms of each of the transactions described above, taken as a whole, were no less favorable than the Company could have obtained from unaffiliated third parties.

                                                     Preliminary Proxy Statement


            COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership on a Form 3 and reports of changes in ownership of Common Stock and other equity securities of the Company on a Form 4 or Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors, and 10% Stockholders were met during 1997.

                             STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 1999 Annual Meeting of Stockholders must be received by January 1, 1999.

                                 OTHER BUSINESS


The Board of Directors does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of such meeting.
As to any business that may properly come before the Meeting, or any adjournment thereof, however, it is intended that proxies, in the form enclosed, will be voted in the respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                    By Order of the Board of Directors


                                    --------------------------------------
                                    David G. Pine
                                    Vice President, General Counsel and
                                    Secretary

                              AT HOME CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 April 24, 1998

     The undersigned hereby appoints Thomas A. Jermoluk, Kenneth A. Goldman and David G. Pine, or any of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of At Home Corporation (the "Company") to be held at 3:00 p.m. on Wednesday, May 13, 1998, at the Company's headquarters, 425 Broadway, Redwood City, California 94063, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting on the following matters:

     1.       ELECTION OF DIRECTORS.

              [_]    FOR all nominees listed     [_]  WITHHOLD AUTHORITY
                     below (except as indicated       to vote for all nominees
                     to the contrary below)           listed below


     Nominees:



SERIES A DIRECTORS                   SERIES B DIRECTORS        SERIES K DIRECTOR       COMMON STOCK DIRECTORS
------------------                   ------------------        -----------------       ----------------------
James L. Barksdale                   Leo J. Hindery, Jr.       L. John Doerr           Thomas A. Jermoluk
William R. Hearst III                Bruce W. Ravenel                                  John C. Malone
                                     Brian L. Roberts                                  Edward S. Rogers
                                     Larry E. Romrell
                                     David M. Woodrow

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below. Only holders of the Company's Series B Common Stock are entitled to vote on the election of Series B Directors, and only holders of the Company's Series K Common Stock are entitled to vote on the election of the Series K Director.

2. AMENDMENT TO THE COMPANY'S 1997 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF SERIES A COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 4,975,000 SHARES.

     [_]    FOR         [_]  AGAINST            [_]  ABSTAIN


3. AMENDMENT TO THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF SERIES A COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 600,000 SHARES.


     [_]    FOR         [_]  AGAINST            [_]  ABSTAIN


4. AMENDMENT TO THE COMPANY'S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.


     [_]    FOR         [_]  AGAINST            [_]  ABSTAIN


5. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


     [_]    FOR         [_]  AGAINST            [_]  ABSTAIN


          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ELEVEN NOMINEES (TO THE EXTENT APPLICABLE) AND FOR PROPOSALS 2, 3, 4 AND 5.

          (Continued and to be signed and dated on the reverse side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ELEVEN NOMINEES (TO THE EXTENT APPLICABLE) AND FOR PROPOSALS 2, 3, 4 AND 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF AT HOME CORPORATION

Signature(s) of Stockholder(s):
------------------------------


Name:                                   Name:
     ---------------------------             ---------------------------

By:                                     By:
   -----------------------------           -----------------------------

Title:                                  Title:
      --------------------------              --------------------------

Dated:      , 1998                      Dated:      , 1998
      ------                                  ------

     Please sign exactly as your name(s) appear(s) on your stock certificate.
If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a deceased Stockholder should give their full title. Please date the proxy.

     Please check the following box if you plan to attend the meeting: [_]

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                       2